                      STATEMENT OF ADDITIONAL INFORMATION

                    CONSULTING GROUP CAPITAL MARKETS FUNDS
                   MULTI-STRATEGY MARKET NEUTRAL INVESTMENTS

                                 July 29, 2003

                  125 Broad Street, New York, New York 10004
                                (800) 451-2010

   This Statement of Additional Information ("SAI") supplements the information contained in the current prospectus of Multi-Strategy Market Neutral Investments ("the "Portfolio"), a separate series of the Consulting Group Capital Markets Funds (the "Trust"), dated July 29, 2003, and should be read in conjunction with the prospectus. The prospectus may be obtained free of charge by contacting your Financial Consultant or by writing or calling the Trust at the address or telephone number listed above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.

   The Portfolio's Annual Report dated March 31, 2003 either accompanies this SAI or has been previously sent to the investor to whom this SAI is being sent. A copy of the Annual Report is available without charge, by writing or calling the Trust at the address or telephone number listed above.

                                   CONTENTS

              Trustees and Executive Officers of the Trust....   2
              Investment Policies, Strategies and Risk Factors   6
              Investment Restrictions.........................  18
              Portfolio Transactions..........................  19
              Investment Management and Other Services........  21
              Purchase of Shares..............................  26
              Redemption of Shares............................  27
              Redemptions in Kind.............................  27
              Net Asset Value.................................  27
              Determination of Performance....................  28
              Taxes...........................................  30
              Distributor.....................................  36
              Custodian, Transfer Agent and Sub-Transfer Agent  36
              Financial Statements............................  36
              Appendix A...................................... A-1
              Appendix B...................................... B-1

                 TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

   Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Portfolio and the companies that furnish services to the Portfolio, including agreements with the Portfolio's distributor, investment advisers, custodian and transfer agent. The day-to-day operations of the Portfolio are delegated to the Portfolio's manager, The Consulting Group, a division of Smith Barney Fund Management LLC ("SBFM").

   The names of the Trustees and executive officers of the Trust, together with information as to their principal business occupations, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Portfolio.

                                                                                              Number of
                                                                                              Investment
                                                                                              Portfolios
                                        Term of                                                in Fund
                                      Office* and                                              Complex
                          Position(s)   Length                                                 Overseen
                           Held with    of Time   Principal Occupation(s)                         by       Other Directorships
 Name, Address and Age       Trust      Served    During Past Five Years                       Trustee       Held by Trustee
 ---------------------    ----------- ----------- -------------------------                   ---------- ------------------------
NON-INTERESTED TRUSTEES:
H. John Ellis............  Trustee       1999     Retired                                        29      None
858 E. Crystal Downs
Drive Frankfort, MI
49635 Age: 76

Armon E. Kamesar.........  Trustee       1994     Chairman, TEC                                  29      Inter Ocean Systems Inc.
7328 Country Club Drive                           International (organization
La Jolla, CA 92037                                of chief executives);
Age: 75                                           Trustee, U.S. Bankruptcy
                                                  Court

Stephen E. Kaufman.......  Trustee       1991     Attorney                                       56      None
Stephen E. Kaufman, PC
Co. 277 Park Avenue,
47th Floor New York, NY
10172 Age: 71

John J. Murphy...........  Trustee       2002     President, Murphy Capital                      29      Barclays International
123 Prospect Street                               Management (investment                                 Funds Group Ltd. and
Ridgewood, NJ 07450                               management)                                            affiliated companies
Age: 59

INTERESTED TRUSTEE:

R. Jay Gerken............  Trustee,      2002     Managing Director of                           219     None
Citigroup Asset            Chairman,              Citigroup Global Markets
Management ("CAM")         President              Inc. ("CGM"); Chairman,
399 Park Avenue, 4th       and Chief              President and Director of
Floor                      Executive              SBFM, Travelers
New York, NY 10022         Officer                Investment Adviser, Inc.
Age: 52                                           ("TIA") and CitiFund
                                                  Management, Inc.;
                                                  Formerly, Portfolio
                                                  Manager of Smith Barney
                                                  Allocation Series Inc.
                                                  (from 1996-2001) and
                                                  Smith Barney Growth and
                                                  Income Fund (from 1996-
                                                  2001)

                                                                                 Number of
                                                                                 Investment
                                                                                 Companies
                                            Term of                               in Fund
                                          Office* and                             Complex
                            Position(s)     Length                                Overseen
                             Held with      of Time    Principal Occupation(s)       by     Other Directorships
  Name, Address and Age        Trust        Served     During Past Five Years     Trustee     Held by Trustee
  ---------------------    -------------- ----------- -------------------------- ---------- -------------------
OFFICERS:

Lewis E. Daidone.......... Senior Vice       1994     Managing Director of          N/A     N/A
CAM                        President and              CGM; Chief Financial
125 Broad Street, 11th Fl. Chief                      Officer of certain Smith
New York, NY 10004         Administrative             Barney Mutual Funds;
Age: 45                    Officer                    Director and Senior Vice
                                                      President of SBFM and
                                                      TIA

Frances M. Guggino........ Controller        Since    Vice President of CGM         N/A     N/A
CAM                                          2003
125 Broad Street,
10th Floor
New York, NY 10004
Age: 44

Christina T. Sydor........ Secretary         1994     Managing Director of          N/A     N/A
CAM                                                   CGM; General Counsel
300 First Stamford Place                              and Secretary of SBFM
Stamford, CT 06902                                    and TIA
Age: 52

Frank L. Campanale........ Investment        1996     President and Chief           N/A     N/A
The Consulting Group       Officer                    Executive Officer of
222 Delaware Avenue                                   CGM's Consulting Group
Wilmington, DE 19801
Age: 51

Paul Hatch................ Investment        2001     Chief Operating Officer of    N/A     N/A
The Consulting Group       Officer                    CGM's Consulting Group
388 Greenwich Street                                  and Director of National
New York, NY 10013                                    Sales for Consulting
Age: 45                                               Group

LeRoy T. Pease............ Investment        1996     First Vice President of       N/A     N/A
The Consulting Group       Officer                    CGM Consulting Group
222 Delaware Avenue
Wilmington, DE 19801
Age: 43

Stephen M. Hagan.......... Investment        1997     Vice President of CGM         N/A     N/A
The Consulting Group       Officer                    Consulting Group
222 Delaware Avenue
Wilmington, DE 19801
Age: 34

                                                                            Number of
                                                                            Investment
                                                                            Companies
                                       Term of                               in Fund
                                     Office* and                             Complex
                         Position(s)   Length                                Overseen
                          Held with    of Time    Principal Occupation(s)       by     Other Directorships
 Name, Address and Age      Trust      Served     During Past Five Years     Trustee     Held by Trustee
 ---------------------   ----------- ----------- -------------------------- ---------- -------------------
OFFICERS:

Andrew Beagley.......... Chief          Since    Director, CGM (since          N/A     N/A
CAM                      Anti-          2002     2000); Director of
399 Park Avenue          Money                   Compliance, North
New York, NY 10022       Laundering              America, Citigroup Asset
Age: 40                  Compliance              Management (since 2000);
                         Officer                 Director of Compliance,
                                                 Europe, the Middle East
                                                 and Africa, Citigroup
                                                 Asset Management (from
                                                 1999 to 2000);
                                                 Compliance Officer,
                                                 Salomon Brothers Asset
                                                 Management Limited,
                                                 Smith Barney Global
                                                 Capital Management Inc.,
                                                 Salomon Brothers Asset
                                                 Management Asia Pacific
                                                 Limited (from 1997 to
                                                 1999)

Robert I. Frenkel....... Chief          Since    Managing Director and         N/A     N/A
CAM                      Legal          2003     General Counsel, Global
300 First Stamford Place Officer                 Mutual Funds for CAM
Stamford, CT 06902                               and its predecessor (since
Age: 48                                          1994)

* Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

   For the calendar year ended December 31, 2002, the trustees of the Trust beneficially owned equity securities of any portfolio of the Trust within the dollar ranges presented in the table below:

                                            Aggregate Dollar Range of Equity
                                              Securities in all Registered
                         Dollar Range of    Investment Companies Overseen by
                       Equity Securities in Trustee in Family of Investment
     Name of Trustee      the Portfolio                Companies
     ---------------   -------------------- --------------------------------
    H. John Ellis.....   $10,001-$50,000             Over $100,000
    Armon E. Kamesar..        None                       None
    Stephen E. Kaufman        None                       None
    John J. Murphy....        None                       None
    R. Jay Gerken.....        None                   Over $100,000

   As of December 31, 2002, none of the trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Trustees"), or his or her immediate family members, owned beneficially, or of record, any securities in the manager, investment advisers or principal underwriter of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager, investment advisers or principal underwriter of the Trust.

   The Trust has an Audit Committee, Nominating Committee and a Pricing Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees of the Trust, namely Messrs. Ellis, Kamesar, Kaufman and Murphy.

   In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Trust, its adviser and affiliates by the independent public accountants. During the Trust's most recent fiscal year, the Audit Committee met two times.

   The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee will consider nominees recommended by the Portfolio's shareholders if a vacancy occurs. Shareholders who wish to recommend a nominee should send nominations to the Trust's Secretary. The Nominating Committee met one time during the Trust's most recent fiscal year.

   The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee and is charged with determining the fair value prices for securities when required. The Pricing Committee met seven times during the Trust's fiscal year ended March 31, 2003.

   The following table shows the compensation paid by the Trust to each trustee during the last fiscal year of the Trust and the total compensation paid to each Trustee by the Citigroup Asset Management Mutual Funds Complex for the calendar year ended December 31, 2002. No officer, trustee or employee of CGM or any of its affiliates receives any compensation from the Trust for serving as an officer or director of the Trust. The Trust pays each trustee who is not an officer, director or employee of CGM, the manager, any investment adviser, SBFM or any of its affiliates a fee of $32,000 per annum plus $1000 per meeting attended. In addition, each trustee is paid $100 per telephonic meeting attended. All trustees are reimbursed for travel and out-of-pocket expenses incurred to attend meetings of the Board. For the calendar year ended December 31, 2002, such fees and expenses totaled $41,620. The Trust does not pay retirement benefits to its trustees and officers. Officers and interested trustees of the Trust are compensated by CGM.

                                   Total Pension or
                                      Retirement      Compensation   Number of Investment
                      Aggregate    Benefits Accrued    from Trust    Portfolios for Which
                     Compensation     As part of    and Fund Complex Trustee Serves Within
  Name of Person    From Portfolio  Trust Expenses  Paid to Trustees     Fund Complex
  --------------    -------------- ---------------- ---------------- ---------------------
H. John Ellis*.....      $954             $0            $ 50,900               29
Armon E. Kamesar*..      $948             $0            $ 50,000               29
Stephen E. Kaufman*      $975             $0            $114,700               56
John J. Murphy*....      $948             $0            $ 39,900               29
R. Jay Gerken**....      $  0             $0            $      0              219

--------
*  Designates member of Audit Committee.
** Designates an "interested" trustee.

At the end of the year in which they attain age 80, trustees are required to change to emeritus status. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to trustees, together with reasonable out-of-pocket expenses for each meeting attended. Trustees Emeritus may attend meetings but have no voting rights. During the Portfolio's last fiscal year, aggregate compensation paid to Trustees Emeritus was $890.

   As of July 11, 2003, the trustees and officers as a group, owned less than 1% of the outstanding shares of the Portfolio.

   As of July 11, 2003 to the best of the knowledge of the Portfolio and the Board of Trustees, the following shareholder or group (as the term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned of record or beneficially 5% or more of the outstanding shares of the Portfolio:

          Ashford Holdings, Inc.
          c/o CIBC Bank Trust
          Attn: Frank Hynd
          45 Edward Street
          Grand Cayman
          Cayman Islands
          owned 2,400,450.212 (9.12%)

               INVESTMENT POLICIES, STRATEGIES AND RISK FACTORS

   The Portfolio is an open-end, diversified management investment company. The prospectus discusses the investment objective of the Portfolio and the principal policies employed to achieve that objective. This SAI sets out supplemental information concerning the types of securities and other instruments in which the Portfolio may invest, the investment policies and strategies that the Portfolio may utilize and certain risks associated with those investments, policies and strategies. The Portfolio may rely upon the independent advice of its investment advisers to evaluate potential investments.

   Short Sales. The Portfolio will seek to neutralize the exposure of its long equity positions to general equity market risk and to realize additional gains through the use of short sales (selling a security it does not own) in anticipation of a decline in the value of the security sold short relative to the long positions held by the Portfolio. In pursuing the merger arbitrage strategy, the Portfolio may use short sales as a hedge against any stock considered to be received in the merger transaction. To complete such a short-sale transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Portfolio's custodian in a special custody account) until the short position is closed out, to the extent necessary to meet margin requirements. The

Portfolio also will incur transaction costs in effecting short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. The lender of the security may demand the return of the security at any time.

                               EQUITY SECURITIES

   Common Stocks. The Portfolio may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

   Convertible Securities. The Portfolio invests in convertible securities, including debt obligations and preferred stock of an issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock.

   The Portfolio may also purchase synthetic convertible securities structured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

   Preferred Shares. The Portfolio may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Portfolio's fixed income securities.

   Warrants. The Portfolio may purchase warrants. Warrants acquired by the Portfolio entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risk as stocks, but may be more volatile in price. The Portfolio's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

   Real Estate Investment Trusts ("REITs") and Associated Risk Factors. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs. By investing in a REIT, the Portfolio will indirectly bear its pro rata share of any expenses paid by the REIT in addition to the expenses of the Portfolio.

   Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

   REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

   REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

   Other Investment Companies. The Portfolio may invest in the securities of other investment companies to the extent that such investments are consistent with the Portfolio's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Portfolio may not acquire the securities of other domestic or foreign investment companies if, as a result, (i) more than 10% of the Portfolio's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Portfolio, or (iii) more than 5% of the Portfolio's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The Portfolio will not invest in other investment companies for which the investment advisers or any of their affiliates act as an investment adviser or distributor.

   The Portfolio may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index ("exchange traded funds").

   The Portfolio, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Portfolio's own operations.

   Risks of Non-U.S. Investments. To the extent that the Portfolio invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the Portfolio's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the Portfolio's investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

   Foreign Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the Portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by the investment adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the Portfolio's operations require cash, such as in order to meet redemptions and to pay its expenses.

   Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the Portfolio could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the Portfolio's investment in those markets and may increase the expenses of the Portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Portfolio's operation.

   Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

   Economies in emerging countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

   Currency Risks. The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Portfolio's investment performance may be negatively affected by a devaluation of a currency in which the Portfolio's investments are quoted or denominated. Further, the Portfolio's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

   Custodian Services and Related Investment Costs. Custodial and other services relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Portfolio due to a subsequent decline in value of the portfolio security or could result in possible liability to the Portfolio. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Portfolio against loss or theft of its assets.

   Withholding and Other Taxes. The Portfolio may be subject to taxes, including withholding taxes, imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the Portfolio's investments in such countries. These taxes will reduce the return achieved by the Portfolio. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

   ADRs, EDRs and GDRs. The Portfolio may purchase American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Portfolio may invest in ADRs through both sponsored and unsponsored arrangements.

   Fixed Income Securities. The market value of fixed income obligations of the Portfolio will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Portfolio. The market value of the obligations held by the Portfolio can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the Portfolio's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolio from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

   Debt Securities Rating Criteria. Investment grade debt securities are those rated "BBB" or higher by Standard & Poor, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), the equivalent rating of other national statistical rating organizations or, if unrated, determined to be of equivalent credit quality by the investment adviser. Debt securities rated BBB are considered medium grade obligations with adequate protection parameters, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

   Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other national statistical rating organizations, or if unrated, determined to be of equivalent credit quality by the investment advisers. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered to have significant speculative characteristics and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Portfolio's net asset value to the extent that it invests in such securities. In addition, the Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

   The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Portfolio's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

   Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Portfolio may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

   Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated and comparable unrated securities generally involve greater risks of loss of income and principal than higher rated securities. The investment advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

   Currency Exchange Rates. The Portfolio's share value may change significantly when the currencies, other than the U.S. dollar, in which the Portfolio's investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

   Forward Currency Contracts. The Portfolio may invest in securities quoted or denominated in foreign currencies, may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Portfolio's securities are or may be quoted or denominated. Forward currency contracts are agreements to exchange one currency for another, for example, to exchange a certain amount of U.S. dollars for a certain amount of euros francs at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time that the Portfolio enters into the contract. To assure that the Portfolio's forward currency contracts are not used to achieve investment leverage, the Portfolio will segregate cash or high grade securities with its custodian in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these contracts.

   Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Portfolio, however, may enter into forward currency contracts containing either or both deposit requirements and commissions.

   At or before the maturity of a forward currency contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Portfolio's entering into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   In hedging specific portfolio positions, the Portfolio may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by the Portfolio's investment advisers. The amount the Portfolio may invest in forward currency contracts is limited to the amount of the Portfolio's aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of the Portfolio to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance that an active forward currency contract market will always exist. These factors will restrict the Portfolio's ability to hedge against the risk of devaluation of currencies in which the Portfolio holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, although forward currency contracts limit the risk of loss owing to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Portfolio's investment advisers to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

   Options on Securities and Securities Indices. The Portfolio may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The Portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

   Writing Covered Call and Put Options on Securities. A call option written by the Portfolio obligates the Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A call option is "covered" when the Portfolio owns the securities subject to the option as long as the option is outstanding, or the Portfolio will use the other methods described below. The Portfolio's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

   A covered put option written by the Portfolio would obligate the Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Put options are "covered" when the Portfolio has segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Portfolio. However, in return for the option premium, the Portfolio accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

   Call and put options written by the Portfolio will also be considered to be covered to the extent that the Portfolio's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Portfolio. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Portfolio's net exposure on its written option position.

   Writing Covered Call and Put Options on Securities Indices. The Portfolio may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

   The Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The Portfolio may cover call and put options on a securities index by segregated assets with a value equal to the exercise price.

   Writing Uncovered Call and Put Options on Securities and Securities
Indices. The Portfolio may write options that are not covered by portfolio securities. This is regarded as a speculative investment technique that could expose the Portfolio to substantial losses. The Portfolio will designate liquid securities in the amount of its potential obligation under uncovered options, and increase or decrease the amount of designated assets daily based on the amount of the then-current obligation under the option. This designation of liquid assets will not eliminate the risk of loss from writing the option but it will ensure that the Portfolio can satisfy its obligations under the option.

   Purchasing Call and Put Options. The Portfolio would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Portfolio would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Portfolio would realize either no gain or a loss on the purchase of the call option.

   The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio's securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Portfolio would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

   Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

   Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   The Portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

   The Portfolio may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, the Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

   Transactions by the Portfolio in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients of SBFM and/or the Portfolio's investment advisers. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

   The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on a investment adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

   In addition to the risks of imperfect correlation between the Portfolio's holdings and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

   Futures Contracts and Related Options. The Portfolio may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the manager that such contracts are necessary or appropriate in the management of the Portfolio's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes, including protecting against anticipated changes in the value of securities the Portfolio intends to purchase.

   The Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Portfolio's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to a long position in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will not exceed the sum of cash, short-term U.S. debt obligations or other high quality obligations set aside for this purpose.

   The Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Portfolio's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to an investment adviser's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

   The Portfolio will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Portfolio. Futures and options positions are marked to the market daily and the Portfolio may be required to make subsequent "variation" margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of the Portfolio.

   U.S. Government Securities. The U.S. Government Securities in which the Portfolio may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. Government Securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

   U.S. Government Securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. Government Securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. Government Securities do not provide for the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government Securities that make regular payments of interest. For tax and accounting purposes, the Portfolio accrues income on these investments that is distributable to shareholders. Since no cash is received at the time of accrual, a liquidation of portfolio securities may be required to satisfy the Portfolio's distribution obligations. If a liquidation occurs, the Portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. Government Securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

   When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the Portfolio prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk transaction. When-issued and delayed delivery transactions will be fully collateralized by segregated liquid assets.

   Repurchase Agreements. The Portfolio may enter into repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The Portfolio may enter into repurchase agreements with respect to U.S. Government Securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the Board of Trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Portfolio's investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral on an ongoing basis. The Portfolio will not invest in a repurchase agreement maturing in more than seven days if the investment, together with illiquid securities held by the Portfolio, exceeds 15% of the Portfolio's total assets. In entering into a repurchase agreement, the Portfolio bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

   Borrowing. Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Portfolio's shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the net asset value of the Portfolio's shares will decrease faster than otherwise would be the case.

   Lending Portfolio Securities. Consistent with applicable regulatory requirements, the Portfolio may lend portfolio securities to brokers, dealers and other financial organizations. The Portfolio will not lend securities to CGM unless the Portfolio has applied for and received specific authority to do so from the SEC. The Portfolio's loan of securities will be collateralized by cash, letters of credit or U.S. Government Securities. The Portfolio will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, the Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a "finder." The Portfolio will comply with the following conditions whenever it loans securities: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

   Illiquid Securities. The Portfolio will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the investment advisers. The investment advisers determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. The Board of Trustees monitors the investment advisers' application of these guidelines and procedures. The inability of the Portfolio to dispose of illiquid investments readily or at reasonable prices could impair the Portfolio's ability to raise cash for redemptions or other purposes.

   Temporary Investments. For temporary defensive purposes during periods when an investment adviser of the Portfolio, in consultation with the manager, determines that pursuing the Portfolio's basic investment strategy may be inconsistent with the best interests of its shareholders, the Portfolio may invest its assets in the following money market instruments: U.S. Government Securities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit and bankers' acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. The Portfolio's U.S. dollar-denominated temporary investments are managed by SBFM. The Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. The Portfolio's investment in any other short-term debt instruments would be subject to the Portfolio's investment objectives and policies, and to approval by the Board of Trustees.

                            INVESTMENT RESTRICTIONS

   The investment restrictions below have been adopted by the Trust as fundamental policies of the Portfolio. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio, which is defined in the 1940 Act as the lesser of
(i) 67% or more of the shares present in person or by proxy at the Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

   Under the investment restrictions adopted by the Portfolio:

      1. The Portfolio will not deviate from the definition of a "diversified company" as defined in the 1940 Act and rules thereunder.

      2. The Portfolio will not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      3. The Portfolio will not issue "senior securities" as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      4. The Portfolio will not borrow money, except that (a) the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) the Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, short sales, forward roll transactions and similar investment strategies and techniques and (c) for short-term purposes to satisfy margin requirements or calls.

      5. The Portfolio will not make loans. This restriction does not apply to:
   (a) the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies (including participation interests in such obligations); (b) repurchase agreements; and
   (c) loans of its portfolio securities.

      6. The Portfolio will not purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of Portfolio securities), except in connection with short-sales of securities. For purposes of this restriction, the deposit or payment by the Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      7. The Portfolio will not purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Portfolio from (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and options on futures contracts or (d) investing in or purchasing real estate investment trust securities.

      8. The Portfolio will not engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the 1933 Act in disposing of Portfolio securities.

                            PORTFOLIO TRANSACTIONS

   Decisions to buy and sell securities for the Portfolio are made by the investment adviser(s), subject to the overall review of the manager and the Board of Trustees. Although investment decisions for the Portfolio are made independently from those of the other accounts managed by an investment adviser, investments of the type that the Portfolio may make also may be made by those other accounts. When the Portfolio and one or more other accounts managed by an investment adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the investment adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or disposed of by the Portfolio.

   The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Portfolio may purchase securities that are offered in underwritings in which a Citigroup Inc. ("Citigroup") affiliate participates. These procedures prohibit the Portfolio from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio could purchase in the underwritings.

   Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Securities generally are purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

   In selecting brokers or dealers to execute securities transactions on behalf of the Portfolio, each investment adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, the investment adviser will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement between the Trust and the investment adviser authorizes the investment adviser, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) (the "1934 Act") provided to the Portfolio and/or other accounts over which the investment adviser or its affiliates exercise investment discretion. The fees under the investment management agreement and the investment advisory agreements, respectively, are not reduced by reason of the Portfolio's investment advisers receiving brokerage and research services. The Board of Trustees will periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolio. Over-the- counter purchases and sales by the Portfolio are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere and in which commissions may be paid. For the fiscal year ended March 31, 2003, the Portfolio directed brokerage transactions to brokers because of research services provided. The amount of brokerage commissions paid on such transactions totaled approximately $185,000.

   To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board of Trustees has determined that transactions for the Portfolio may be executed through CGM and other affiliated broker-dealers if, in the judgment of the investment adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate. Pegasus Investments, Inc. ("Pegasus"), an investment adviser to the Portfolio, may execute a portion of the Portfolio's brokerage transactions through Great Pacific Securities ("GPS"), a broker-dealer registered with the ("NASD, Inc."). GPS is not affiliated with Pegasus. However, because Pegasus does not have an affiliated broker-dealer and certain of its employees either wanted or needed to maintain licenses as registered representatives with the NASD, these employees are registered as registered representatives with GPS. Under this arrangement, Pegasus and GPS are required to (i) comply with the Portfolio's procedures governing transactions with affiliated brokers and (ii) report the details of all brokerage transactions, including the amount of commissions paid to registered representatives of GPS that are also employees of Pegasus, to the Board of Trustees at least on a quarterly basis. The Portfolio will not purchase any security, including U.S. Government Securities or Obligations, during the existence of any underwriting or selling group relating thereto of which CGM is a member, except to the extent permitted by the SEC.

   The Portfolio may use CGM and other affiliated broker-dealers as a commodities broker in connection with entering into futures contracts and options on futures contracts if, in the judgment of the investment adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate. CGM has agreed to charge the Portfolio commodity commissions at rates comparable to those charged by CGM to its most favored clients for comparable trades in comparable accounts.

   The following table sets forth certain information regarding the Portfolio's payment of brokerage commissions for the fiscal years ended March 31, 2003, March 31, 2002 and March 31, 2001:

                                           % of Total    % of Total Dollar
                      Total                 Brokerage  Amount of Transactions
     Fiscal Year    Brokerage  Commissions Commissions Involving Commissions
   ended March 31, Commissions paid to CGM paid to CGM      Paid to CGM
   --------------- ----------- ----------- ----------- ----------------------
        2003...... $1,290,338*     $0           0%               0%
        2002...... $  553,567      $0           0%               0%
        2001...... $  181,913      $0           0%               0%

--------
* The increase in total brokerage commissions for the fiscal year ended March 31, 2003 may be attributed to the significant growth of portfolio assets.

   The following table lists holdings by the Portfolio of the following securities issued by broker/dealers who executed brokerage transactions on behalf of the Portfolio:

                                                                  Value of
                                                              Securities Held
                                                             ------------------
                                                                   As of
                                                             Fiscal Year Ending
Broker/dealer                                                  March 31, 2003
-------------                                                ------------------
Goldman, Sachs and Co.......................................    $29,596,000
Merrill Lynch and Co........................................     29,506,000
State Street Bank and Trust Co..............................      4,508,000

Portfolio Turnover

   A Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. As a result of its investment strategies, the Portfolio is authorized to engage in transactions involving options and under certain market conditions they may experience increased portfolio turnover. For instance, the exercise of a substantial number of options written by the Portfolio (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of the Portfolio's securities that are included in the computation of turnover were replaced once during a period of one year. For the fiscal years ended March 31, 2003 and March 31, 2002, the portfolio turnover rate was 229% and 324%, respectively.

   Certain practices that may be employed by the Portfolio could result in high portfolio turnover. For example, Portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what an investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of the Portfolio's shares as well as by requirements that enable the Portfolio to receive favorable tax treatment.

   In addition, the Portfolio's use of merger arbitrage probably will result in high portfolio turnover rates because of the relatively short period of time that elapses between the announcement of a reorganization and its completion or termination. The majority of mergers and acquisitions are consummated in less than six months while tender offers are normally completed in less than two months. Such short-term trading involves increased brokerage commissions which expense is ultimately borne by the shareholders.

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager; Investment Advisers; Administrator

   SBFM serves as investment manager to the Portfolio pursuant to an investment management agreement ("Management Agreement"). Each investment adviser serves as investment adviser to the Portfolio pursuant to separate written agreements with the Portfolio ("Advisory Agreements") and SBFM. SBFM also serves as administrator to the Portfolio pursuant to a written agreement ("Administration Agreement").

   The Portfolio bears its own expenses, which generally include all costs not specifically borne by the investment advisers, and SBFM. Included among the Portfolio's expenses are: costs incurred in connection with the Portfolio's organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Trust's legal existence and shareholder relations.

   As administrator, SBFM generally oversees all aspects of the Trust's administration and operations including furnishing the Trust with statistical and research data, clerical help, accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Trust, prepares reports to the Trust's shareholders and prepares tax returns, reports to and filings with the SEC and state blue sky authorities. The Portfolio pays SBFM a fee for these services that is computed daily and paid monthly at the annual rate of 0.20% of the value of the Portfolio's average daily net assets.

   Under the Management Agreement, the Portfolio pays SBFM a fee, calculated daily and paid monthly, based on the rates applied to the value of Portfolio's average daily net assets. In addition, SBFM pays each investment adviser a fee, calculated daily and paid monthly, based on the rates applied to each investment adviser's allocated portion of the Portfolio's average daily net assets. The management fee paid to SBFM is a maximum of 1.80%. The applicable investment advisory fee paid by SBFM to each investment adviser and the names of the investment advisers are indicated below:

      Investment Adviser                           Investment Advisory Fee
      ------------------                           -----------------------
      Calamos Asset Management, Inc...............          1.00%
      Pegasus Investments, Inc....................          1.20%
      SSI Investment Management Inc...............          1.00%
      Franklin Portfolio Associates LLC...........          1.00%
      Camden Asset Management, L.P................          1.20%
      Freeman Associates Investment Management LLC          0.90%

   For the fiscal years ended March 31, 2003, March 31, 2002 and March 31, 2001, the Portfolio incurred investment management and administration fees as follows:

                                         Management Administration
             Fiscal Year ended March 31,    Fee*         Fee
             --------------------------- ---------- --------------
                        2003............ $1,811,581    $285,745
                        2002............ $  868,579    $130,186
                        2001............ $  518,069    $ 75,879

--------
* For the fiscal year ended March 31, 2001, SBFM waived $57,630 of its management fees.

   The manager has agreed to waive a portion of the fees otherwise payable to it by the Portfolio so that the manager would retain, as its annual management fee, no more than 0.30% of the Portfolio's average daily net assets.

   SBFM, through its predecessors, was incorporated on March 12, 1968 under the laws of Delaware and converted to a Delaware limited liability company in 1999. SBFM is a registered investment adviser that renders investment advice to investment company clients. As of March 31, 2003, SBFM had aggregate assets under management of approximately $105 billion. The Consulting Group, a division of SBFM, has extensive experience in providing investment adviser selection services. The Consulting Group, through its predecessors, was established in 1973 with the primary objective of matching the investment needs of institutional and individual clients with appropriate and qualified money management organizations throughout the nation. In 1989, the Consulting Services Division was restructured and its research and investment advisory evaluation services functions were segregated and named the Consulting Group. The Consulting Group's analysts, in the aggregate, have many years of experience performing asset manager searches for institutional and individual clients. These analysts rely on the Consulting Group's comprehensive database of money management firms, through which the Consulting Group tracks the historic and ongoing performance of over 800 of the more than

16,000 registered investment advisers, and conducts over 300 on-site evaluation visits annually to advisers. As of March 31, 2003, the Consulting Group provided services with respect to over $108 billion in client assets representing approximately 492,625 separate accounts under a variety of programs designed for individual and institutional investors.

   Calamos Asset Management, Inc. is a corporation organized under the laws of the State of Illinois and is located at 1111 East Warrenville Road, Naperville, Illinois 60563.

   Pegasus Investments, Inc. is a corporation organized under the laws of the State of Massachusetts and is located at 141 Portland Street, Suite 300, Boston, Massachusetts 02114.

   SSI Investment Management Inc. is a corporation organized under the laws of the State of California and is located at 357 North Canon Drive, Beverly Hills, California 90210.

   Franklin Portfolio Associates LLC is a limited liability company and is located at Two International Place, 22nd Floor, Boston, Massachusetts 02110. It is an indirect wholly-owned subsidiary of Mellon Financial Corporation.

   Camden Asset Management, L.P. is a California limited partnership located at 2049 Century Park East, Suite 330, Los Angeles, California 90067 and whose general partner is Harpenden Corp. John Breese Wagner is President of Harpenden Corp.

   Freeman Associates Investment Management LLC is a limited liability company and is located at 16236 San Dieguito Road, Rancho Santa Fe, California 92067.

   SBFM and the investment advisers each pay the salaries of all officers and employees who are employed by them and the Trust, and the manager maintains office facilities for the Trust. The manager and the investment advisers bear all expenses in connection with the performance of their respective services under the Management Agreement, the Advisory Agreements, and the Administration Agreement.

   The Management Agreement and Advisory Agreements have initial terms of two years and continue in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees or by a majority of the outstanding voting securities of the Portfolio, and in either event, by a majority of the Independent Trustees of the Trust's Board with such Independent Trustees casting votes in person at a meeting called for such purpose. In approving the continuation of the Portfolio's Management and Advisory agreements, the Board, including the Independent Trustees, considered the reasonableness of the management and investment advisory fees in light of the extent and quality of the services provided and any additional benefits received by SBFM, its affiliates or the investment advisers in connection with providing services to the Portfolio, compared the fees charged by SBFM to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by SBFM with respect to the Portfolio. The Board also considered the Portfolio's performance relative to a selected peer group and to other benchmarks, the expense ratio of the Portfolio in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to portfolio performance and manager services, and benefits potentially accruing to SBFM and its affiliates from securities lending, administrative, brokerage and transfer agency relationships with affiliates of SBFM, as well as research services received by SBFM and from broker-dealers who execute transactions on behalf of the Portfolio. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Management Agreement and Advisory Agreements was in the best interests of the Portfolio and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to renew the agreements with SBFM and the investment advisers. The Independent Trustees were advised by separate independent legal counsel throughout the process. The Portfolio may terminate the Management Agreement on sixty days' written notice and SBFM may terminate the Management Agreement on ninety days' written notice, without penalty. An Advisory Agreement may be terminated (i) by SBFM at any time without penalty, upon written notice to the investment adviser and the Portfolio, (ii) at any time without penalty by the Portfolio, upon the vote of a majority of the Trust's Trustees or by vote of the majority of the Portfolio's outstanding voting securities, upon written notice to SBFM, the investment adviser and the Portfolio or (iii) by the investment adviser at any time without penalty, upon sixty days' written notice to SBFM and the Portfolio. The Management Agreement and Advisory Agreements will terminate automatically in the event of their assignment (as defined in the 1940 Act).

   As noted in the prospectus, subject to the supervision and direction of the manager and, ultimately, the Board of Trustees, each investment adviser manages the securities held by that portion of the Portfolio it advises in accordance with the Portfolio's stated investment objectives and policies, makes investment decisions for the Portfolio and places orders to purchase and sell securities on behalf of the Portfolio.

   Subject to the supervision and direction of the Board of Trustees, the manager provides to the Trust investment management evaluation services principally by performing initial due diligence on prospective investment advisers for the Portfolio and thereafter monitoring investment advisers' performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with investment advisers. In evaluating prospective investment advisers, the manager considers, among other factors, each investment adviser's level of expertise; relative performance and consistency of performance over a minimum period of five years; level of adherence to investment discipline or philosophy, personnel facilities and financial strength; and quality of service and client communications. The manager has responsibility for communicating performance expectations and evaluations to investment advisers and ultimately recommending to the Board of Trustees whether investment advisers' contracts should be renewed, modified or terminated. The manager provides written reports to the Board of Trustees regarding the results of its evaluations and monitoring functions. The manager is also responsible for conducting all operations of the Trust except those operations contracted to the investment adviser, custodian, transfer agent or administrator.

   Investors should be aware that the manager may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular investment advisers. However, the manager's decisions, including the identity of the investment adviser and the specific amount of the manager's compensation to be paid to the investment adviser are subject to review and approval by a majority of the Board of Trustees and separately by a majority of the Independent Trustees who are not affiliated with the manager or any of its affiliates.

   Investors should also be aware that through Citigroup Global Markets Advisory Services the Consulting Group serves as investment adviser to each participant in such service and receives a fee from each participant that does not vary based on the portfolios of the Trust recommended for the participant's investments. At the same time, the Consulting Group serves as the Trust's manager with responsibility for identifying, retaining, supervising and compensating each portfolio's investment adviser and receives a fee from each portfolio of the Trust. The portion of such fee that is retained by the manager varies based on the portfolio involved. Consequently, the Consulting Group, when making asset allocation recommendations for participants in Citigroup Global Markets Advisory Services, may be presented with a conflict of interest as to the specific portfolios of the Trust recommended for investment. The Consulting Group, however, is subject to and intends to comply fully with standards of fiduciary duty that require that it act solely in the best interest of the participant when making investment recommendations.

   The Trust has received an exemption (the "Exemption") from certain provisions of the 1940 Act which would otherwise require the manager to obtain formal shareholder approval prior to engaging and entering into investment advisory agreements with investment advisers. The Exemption provides that, among other things: (1) the manager will select, monitor, evaluate and allocate assets to the investment adviser and ensure that the investment advisers comply with the Portfolio's investment objective, policies and restrictions; (2) shares of the Portfolio relying on the Exemption will not be subject to any sales loads or redemption fees or other charges for redeeming shares; (3) the Trust will provide to shareholders certain information about a new investment adviser and its investment advisory contract within 90 days of the engagement of a new investment adviser; (4) the Trust will disclose in its prospectus the terms of the Exemption; and (5) the Trustees, including a majority of the Independent Trustees, must approve each investment advisory contract in the manner required under the 1940 Act. Any changes to the Management Agreement between the Trust and the manager still require shareholder approval.

Proxy Voting Policies

   Although individual Board members may not agree with particular policies or votes by the Portfolio's manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

   Attached as Appendix B is the summary of the guidelines and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Portfolio uses when a vote presents a conflict between the interests of Portfolio shareholders, on the one hand, and those of the manager or any affiliated person of the Trust or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the Portfolio's investment objectives.

   The proxy voting policies of the investment advisers, or summaries thereof, are also found in Appendix B.

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the Portfolio, SBFM, the investment advisers and the principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolio. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   A copy of the Code of Ethics of the Portfolio, its manager and principal underwriter are on file with the SEC.

Counsel and Auditors

   Willkie Farr & Gallagher serves as counsel to the Trust. Stroock & Stroock & Lavan LLP serves as counsel to the Independent Trustees who are not interested persons of the Trust.

   KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected to serve as independent auditors of the Trust and has rendered an opinion on the Trust's most recent financial statements for the year ending March 31, 2003.

Organization of the Trust

   The Trust has been organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 12, 1991, as amended from time to time (the "Trust Agreement").

   In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. Citicorp Trust Bank, fsb, the Trust's transfer agent, maintains a record of each shareholder's ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable, but have no preemptive, conversion or subscription rights. Shareholders generally vote on a Trust-wide basis, except with respect to continuation of the Advisory Agreements, in which case shareholders vote by portfolio.

   Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

                              PURCHASE OF SHARES

   Purchases of shares of the Portfolio through an advisory service must be made through a brokerage account maintained with CGM. Payment for Portfolio shares must be made by check directly to CGM or to a broker that clears securities transactions through CGM. No brokerage account or inactivity fee is charged in connection with a brokerage account through which an investor purchases shares of a Portfolio.

   Shares of the Portfolio are available to participants in advisory services and are generally designed to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad of choices available. Advisory services generally provide investment advice in connection with investments among the portfolios of the Trust by identifying the investor's risk tolerances and investment objectives through evaluation of an investment questionnaire; identifying and recommending in writing an appropriate allocation of assets among the portfolios that conform to those tolerances and objectives in a written recommendation; and providing on a periodic basis, a written monitoring report to the investor containing an analysis and evaluation of an investor's account and recommending any appropriate changes in the allocation of assets among the Portfolios. Usually under an Advisory Service, all investment decisions ultimately rest with the investor and investment discretion is not given to the investment adviser. Shares of the Portfolio may be sold to clients of CGM or its affiliates that are not participants in an Advisory Program.

   The TRAK(R) Personalized Investment Advisory Service ("TRAK") sponsored by CGM is one such advisory service. Under the TRAK program the Consulting Group in its capacity as investment adviser to participants in TRAK generally directly provides to investors asset allocation recommendations and related services with respect to the portfolios based on an evaluation of an investor's investment objective and risk tolerances. Shares of a portfolio are offered for purchase and redemption at their respective net asset value next determined, without imposition of any initial or contingent deferred sales charge. Consulting Group is paid directly by the investors purchasing portfolio shares based on the recommendation of investment advisers other than the Consulting Group. Those investors who contract with the Consulting Group for services other than those described above, pay, in lieu of TRAK charges, different fees for different levels of services as agreed upon with their investment advisers.

                             REDEMPTION OF SHARES

   Detailed information on how to redeem shares of the Portfolio is included in the prospectus. The right of redemption of shares of the Portfolio may be suspended or the date of payment postponed (i) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (ii) when trading in the markets the Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Portfolio's investments or determination of its net asset value not reasonably practicable or (iii) for such other periods as the SEC by order may permit for the protection of the Portfolio's shareholders.

                              REDEMPTIONS IN KIND

   If the Board of Trustees determines that it would be detrimental to the best interests of the Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

                                NET ASSET VALUE

   The Portfolio's net asset value per share is calculated by SBFM on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday. On those days, securities held by the Portfolio may nevertheless be actively traded and the value of the Portfolio's shares could be significantly affected.

   Net asset value per share is determined as of the close of trading on the NYSE and is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding. Securities that are primarily traded on foreign exchanges are generally valued for purposes of calculating the Portfolio's net asset value at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price. A security that is primarily traded on a domestic or foreign stock exchange is valued at the last sale price on that exchange as reported to the Portfolio or, if no sales occurred during the day, these investments are quoted at the mean between the current bid and ask prices. A security that is listed or traded on more than one exchange is valued for purposes of calculating the Portfolio's net asset value at the quotation on the exchange determined to be the primary market for the security. Debt securities of U.S. issuers (other than U.S. Government Securities and short-term investments) are valued by SBFM after consultation with an independent pricing service. When, in the judgment of the pricing service, quoted bid prices are available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and ask prices. Investments for which no readily obtainable market quotations are available, in the judgment of the pricing service, are carried at fair value as determined by the pricing service. The procedures of the pricing service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board of Trustees. An option that is written by the Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board of Trustees.

   All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by a recognized dealer. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith by the Board of Trustees. In carrying out the Board's valuation policies, SBFM may consult with an independent pricing service retained by the Trust.

   The valuation of the securities held by the Portfolio in U.S. dollar-denominated securities with less than 60 days to maturity are based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Portfolio would receive if it sold the instrument.

                         DETERMINATION OF PERFORMANCE

   From time to time, the Trust may quote the Portfolio's total return in advertisements or in reports and other communications to shareholders.

Average Annual Total Return (Before Taxes)

   From time to time, the Trust may advertise the Portfolio's "average annual total return" over various periods of time. This total return figure shows the average percentage change in value of an investment in the Portfolio from the beginning date of the measuring period to the ending date of the measuring period and is reduced by the maximum Smith Barney Advisory Service fee during the measuring period. The figure reflects changes in the price of the Portfolio's shares and assumes that any income, dividends and/or capital gains distributions made by the Portfolio during the period are reinvested in shares of the Portfolio. Figures will be given for recent one-, five- and ten-year periods (if applicable) and may be given for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year basis). Aggregate total returns also may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).

   In reports or other communications to shareholders or in advertising material, the Portfolio may quote total return figures that do not reflect Citigroup Global Markets Advisory Service fees (provided that these figures are accompanied by standardized total return figures calculated as described above), as well as compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. The performance information also may include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

   The Portfolio's average annual total return figures are computed according to a formula prescribed by the SEC, expressed as follows:

                                P(1+T)/n/ = ERV

Where: P   =   a hypothetical initial payment of $1,000.
       T   =   average annual total return, including the effect of the maximum annual fee for participation in TRAK.
       n   =   number of years.
       ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or
               10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and the effect of the maximum annual fee for participation in TRAK.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

   The Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Portfolio's performance for any specified period in the future.

   The Portfolio's average annual total return without the effect of the maximum annual fee for participation in TRAK and with the effect of fee waivers were as follows:

One-Year ended March 31,
          2003                  Since Inception            Inception Date
          ----             -------------------------  -------------------------
          3.11%                      5.89%                  May 10, 1999

   The Portfolio's average annual total return with the effect of the maximum annual fee for participation in TRAK and with the effect of fee waivers were as follows:

One-Year ended March 31,
          2003                  Since Inception            Inception Date
          ----             -------------------------  -------------------------
          1.57%                      4.31%                  May 10, 1999

Average Annual Total Return (After Taxes on Distributions)

   From time to time the Portfolio may include after-tax performance information in advertisements. To the extent the Portfolio includes such information, it will be computed according to the following formulas:

                            P(1 + T)/n /= ATV\\D\\

Where: P        =   a hypothetical initial payment of $1,000.
       T        =   average annual total return.
       n        =   number of years.
       ATV\\D\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or
                    10-year period (or fractional portion thereof), after taxes on distributions but not after taxes on redemptions.

Average Annual Total Return (After Taxes on Distributions) for the fiscal year ended March 31, 2003

   The Portfolio's average annual total return (after taxes on distributions) with the effect of the maximum annual fee for participation in TRAK and with the effect of fee waivers were as follows:

One-Year ended March 31,
          2003                  Since Inception            Inception Date
-------------------------  -------------------------  -------------------------
          0.66%                      2.65%                  May 10, 1999

Average Annual Total Return (After Taxes on Distributions and Redemptions)

                            P(1 + T)/n /= ATV\\DR\\

Where: P         =   a hypothetical initial payment of $1,000.
       T         =   average annual total return.
       n         =   number of years.
       ATV\\DR\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or
                     10-year period (or fractional portion thereof), after taxes on distributions and redemptions.

Average Annual Total Return (After Taxes on Distributions and Redemptions) for the fiscal year ended March 31, 2003

   The Portfolio's average annual total return (after taxes on distributions and redemptions) with the effect of the maximum annual fee for participation in TRAK and with the effect of the fee waivers were as follows:

One-Year ended March 31,
          2003                  Since Inception            Inception Date
-------------------------  -------------------------  -------------------------
          0.97%                      2.63%                  May 10, 1999

                                     TAXES

   The following is a summary of certain material federal income tax considerations regarding the purchase, ownership and disposition of shares of the Portfolio by U.S. persons. This summary does not address all of the potential federal income tax consequences that may be applicable to the Portfolio or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Portfolio. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Portfolio and Its Investments

   The Portfolio intends to continue to qualify in each year as a separate "regulated investment company" under the Code. To so qualify, the Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year,
(i) at least 50% of the market value of the Portfolio's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Portfolio controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, the Portfolio will not be subject to federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Portfolio must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

   The Code imposes a 4% nondeductible excise tax on the Portfolio to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, would constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

   The Portfolio's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital and, if capital, the extent to which they are long-term or short-term), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), and (ii) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding the federal income taxes that are referred to above, as well as an additional 4% federal excise tax. The Portfolio will monitor its transactions, will make the appropriate tax elections, if any, and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and seek to prevent disqualification of the Portfolio as a regulated investment company.

   The Portfolio's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Portfolio at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Portfolio's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Portfolio from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Portfolio.

   The Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or other rules applicable to PFICs (as defined below) or partnerships or trusts in which the Portfolio invests or to certain options, futures or forward contracts, or "appreciated financial positions" or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Portfolio's investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Portfolio may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

   As a general rule, the Portfolio's gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Portfolio has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Gains or losses on the sale of debt securities denominated in a foreign currency may be recharacterized as ordinary income or losses, as described below.

   The Portfolio is permitted to carry forward any unused capital losses to be utilized to offset its capital gains realized during the eight-year period following the year in which the losses arose, which will reduce the net realized capital gains (if any) required to be distributed to shareholders for those years.

   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Portfolio will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to deductions or credits for such withholding taxes on their own tax returns. Foreign taxes paid by the Portfolio will reduce the return from the Portfolio's investments.

   If the Portfolio acquires an equity interest (including a depositary receipt for shares of stock) in certain foreign investment entities, referred to as "passive foreign investment companies" ("PFICs"), the Portfolio itself may be subject to federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such PFIC or gain from the disposition of its equity interest in such PFIC, even if the distribution or gain is distributed by the Portfolio to its shareholders. If the Portfolio were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund," in lieu of the treatment described above, the Portfolio would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements referred to above, the Portfolio's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not actually received by the Portfolio. In order to make this election, the Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

   Alternatively, the Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the IRS. By making the election, the Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Portfolio may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

   The Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of the PFIC rules.

   Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of U.S. Shareholders

   Dividends and Distributions. Dividends and other distributions by the Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

   The Portfolio intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Portfolio retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Portfolio will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Portfolio on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Portfolio upon filing appropriate returns or claims for refund with the IRS.

   Distributions of net realized long-term capital gains, if any, that the Portfolio designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Portfolio. All other dividends of the Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

   Under a recently enacted law, however, special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Portfolio to an individual in a particular taxable year if 95% or more of the Portfolio's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividends; or
(ii) the portion of the regular dividends paid by the Portfolio to an individual in a particular taxable year that is attributable to qualified dividends received by the Portfolio in that taxable year if such qualified dividends account for less than 95% of the Portfolio's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividends" generally means dividends received by the Portfolio after December 31, 2002 from U.S. corporations and qualifying foreign corporations, provided that the Portfolio satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividends do not include any dividends received from tax exempt corporations. Also, dividends received by the Portfolio from a real estate investment trust or another regulated investment company generally are qualified dividends only to the extent the dividend distributions are made out of qualified dividends received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividends.

   We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

   If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend.

   An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions in excess of the Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

   Regular dividends paid by the Portfolio that are attributable to certain dividends received by the Portfolio from U.S. corporations may qualify for the federal dividends-received deduction for corporations. The portion of the dividends received from the Portfolio that qualifies for the dividends-received deduction for corporations will be reduced to the extent that the Portfolio holds dividend-paying stock for less than 46 days (91 days for certain preferred stocks). The Portfolio's holding period requirement must be satisfied separately for each dividend during a prescribed period before and after the ex-dividend date and will not include any period during which the Portfolio has reduced its risk of loss from holding the stock by purchasing an option to sell, granting an option to buy, or entering into a short sale of substantially identical stock or securities, such as securities convertible into the stock. The holding period for stock may also be reduced if the Portfolio diminishes its risk of loss by holding one or more other positions with respect to substantially similar or related properties. Dividends-received deductions will be allowed only with respect to dividends paid on Portfolio shares for which a corporate shareholder satisfies the same holding period rules applicable to the Portfolio, and the deduction is subject to limitations on debt financing at both the Portfolio and shareholder levels. Receipt of dividends that qualify for the dividends-received deduction may increase a corporate shareholder's liability, if any, for alternative minimum tax. Such a shareholder should also consult its tax adviser regarding the possibility that its federal tax basis in its Portfolio shares may be reduced by the receipt of "extraordinary dividends" from the Portfolio, and to the extent such basis would be reduced below zero, current recognition of income would be required.

   If the Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to the stock, these dividends will be included in the Portfolio's gross income as of the later of (i) the date the stock became ex-dividend with respect to the dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (ii) the date the Portfolio acquired the stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   Investors considering buying shares of the Portfolio on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that even if the net asset value of the Portfolio's shares is reduced below the investor's cost as a result of the distribution, the amount of the forthcoming dividend or distribution payment will be a taxable dividend or distribution payment even though it may represent a return of invested capital.

   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

   Notices. Each shareholder will receive after the close of the calendar year an annual statement as to the federal income tax status of his or her dividends and distributions for the prior calendar year. Each shareholder will also receive, if appropriate, various written notices after the close of the Portfolio's prior taxable year as to the federal income tax status of the Portfolio during the Portfolio's prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions and the possible availability of an exemption for dividends paid by a Portfolio attributable to interest the Portfolio earns from U.S. Government obligations.

   Backup Withholding. If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a "backup withholding" tax with respect to (i) Portfolio dividends and distributions and (ii) the proceeds of any redemptions of Portfolio shares. An individual's taxpayer identification number is his or her social security number. The "backup withholding" tax is not an additional tax and may be credited against a taxpayer's federal income tax liability. Distributions to nonresident aliens and foreign entities may be subject to different tax rules, including other possible withholding taxes.

   The foregoing is only a summary of certain material federal income tax considerations generally affecting the Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

                                  DISTRIBUTOR

   CGM, located at 388 Greenwich Street, New York, New York 10013, serves as the Portfolio's distributor on a best efforts basis pursuant to a written agreement dated June 5, 2000, which was approved by the Trustees.

               CUSTODIAN, TRANSFER AGENT AND SUB-TRANSFER AGENT

   State Street Bank & Trust Company ("State Street Bank"), located at 225 Franklin Street, Boston, MA 02110, serves as the custodian for the Portfolio. The assets of the Portfolio are held under bank custodianship in accordance with the 1940 Act. Under its custody agreement with the Trust, State Street Bank is authorized to establish separate accounts for foreign securities owned by the Portfolio to be held with foreign branches of U.S. banks as well as certain foreign banks and securities depositories as sub-custodians of assets owned by the Portfolio. For its custody services, State Street Bank receives monthly fees charged to the Portfolio based upon the month-end, aggregate net asset value of the Portfolio plus certain charges for securities transactions. State Street Bank is also reimbursed by the Portfolio for out-of-pocket expenses, including the costs of any foreign and domestic sub-custodians.

   Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, New York 10004, serves as the Portfolio's transfer and dividend-paying agent ("Transfer Agent"). Under the transfer agency agreement, the Transfer Agent maintains the shareholder account records for the Portfolio, handles certain communications between shareholders and the Portfolio, distributes dividends and distributions payable by the Portfolio and produces statements with respect to account activity for the Portfolio and its shareholders. For these services, the Transfer Agent receives fees from the Portfolio computed on the basis of the number of shareholder accounts that the Transfer Agent maintains for the Portfolio during the month and is reimbursed for out-of-pocket expenses.

   PFPC Global Fund Services, located at P.O. Box 9699, Providence, RI 02940-9699, serves as the Portfolio's sub-transfer agent. Under the sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the Portfolio, handles certain communications between shareholders and the Portfolio and distributes dividends and distributions payable by the Portfolio. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Portfolio during the month, and is reimbursed for out-of-pocket expenses.

                             FINANCIAL STATEMENTS

   The Portfolio's Annual Report for the fiscal year ended March 31, 2003 is incorporated herein by reference in its entirety. The Annual Report was filed on May 28, 2003, Accession Number 0001193125-03-6889.

                     APPENDIX--RATINGS OF DEBT OBLIGATIONS

                             BOND AND NOTE RATINGS

Moody's Investors Services, Inc.

   Aaa--Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

   A--Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated "C" are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Con (..)--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

   Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's

   AAA--Debt rated "AAA" has the highest rating assigned by Standard & Poor's Ratings Group ("S&P"). Capacity to pay interest and repay principal is extremely strong.

   AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

   A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   BB, B, CCC, CC, C--Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

   Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

   L--The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

   + Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

   * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

   NR--Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                           COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

   Issuers rated "Prime-l" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

   A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be noted with a plus (+) sign designation.

   A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                  APPENDIX B

                 PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

                  Concerning Citigroup Asset Management (CAM)
                     Proxy Voting Policies and Procedures

   The Board of Trustees of the Trust has delegated the authority to develop policies and procedures relating to proxy voting to the manager. The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

   In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                   PROXY VOTING GUIDELINES AND PROCEDURES OF
                     PEGASUS INVESTMENTS, INC. ("PEGASUS")

   The proxy voting procedure below summarizes Pegasus' position on various issues of concern to investors, and gives a general indication of how proxy voting decisions are made regarding portfolio securities. Pegasus does not employ a proxy voting service, but rather has designated the firm's Assistant Controller, as the Proxy Coordinator. The Assistant Controller has been appointed to assist in the coordination and voting of Pegasus' proxies.

   Because proxy issues and the circumstances of individual companies are so varied, Pegasus has chosen to avoid standard proxy voting guidelines and undertakes to review each proxy separately. The Proxy Coordinator reviews all proxy proposals with the Portfolio Managers. The determination of how all such proposals shall be voted upon is decided by the portfolio managers on a case-by-case basis.

   Pegasus' portfolio managers, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and to coordinate with the Proxy Coordinator the appropriate voting that is in the best interests of clients. In such instances, the portfolio managers will communicate a recommendation to the Proxy Coordinator. The Proxy Coordinator, as instructed by the portfolio managers, will vote the proxies and record the proxy vote information in Pegasus' proxy log, which will be made available to clients at their request.

   Due to Pegasus' investment focus (primarily merger arbitrage and other relative value and event related opportunities) and average short term investment time horizon, many potential proxy voting issues are not relevant in the normal course of its business. Pegasus has adopted policies and procedures that are designed to ensure that the advisor votes proxies in the best interest of its clients. The following commentary addresses certain proposals and voting matters that may be presented to shareholders during the course of Pegasus' investment in publicly listed companies:

      1) Acquisitions, mergers, reincorporations, reorganizations and other transactions--The majority of Pegasus' investment business involves transactions including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, that may require shareholder consent. Voting on such proposals involves considerations unique to each transaction, including the type of investment position held. As a result, Pegasus will vote on a case-by-case basis on proposals to effect these types of transactions.

      2) Anti-takeover measures--Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company. These include the adoption of a shareholder rights plan, requiring a supermajority voting on particular issues, adoption of a fair price provision, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights. While such proposals may adversely affect shareholders rights, lead to management entrenchment or create conflicts of interest, Pegasus recognizes that "poison pills" and fair price provisions may also enhance shareholder value. As a result, Pegasus will vote on a case-by-case basis on proposals to effect these types of transactions.

      3) Capitalization--many proxy proposals involve changes in a company's capitalization, including the authorization of the issuance of additional stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs and market conditions that are unique to the circumstances of each company. A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for other routine business purposes; however, other proposals may involve authorizing common stock with special voting rights, issuance of common stock in connection with a specific transaction (ie. merger or acquisition) or issuance of preferred stock. These latter proposals are more complex as to their enhancement of shareholder value. As a result, Pegasus will vote on a case-by-case basis on proposals to effect these types of transactions.

      4) Other business matters--While the above mentioned issues (1-3) are not an exhaustive list of proxy proposals, the list does provide a summary of the types of proposals that most frequently arise in the investment strategies that Pegasus employs. Other voting matters that may be presented include the election of directors, executive compensation and miscellaneous shareholder proposals. Many of these involve routine business matters and for the most part do not materially affect shareholder interests. In these circumstances Pegasus will usually vote with the management's recommendation; however even these proposals are reviewed on a case-by-case basis.

   Pegasus' sole business is as an investment advisor. None of the Pegasus officers or directors serves on the board of any public company and as to this regard there are no conflicts of interest. Pegasus' interests and those of its clients are aligned regarding its investment portfolios and its proxy votes. All proxy votes are made with the best interest of its clients and their portfolios in mind. While Pegasus maintains that there are no apparent conflicts, occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Pegasus has a business relationship with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and otherwise remove himself from the proxy voting process. The Proxy Coordinator will review each proxy vote item with the portfolio managers at the time of the proxy vote referred to Pegasus to determine if a conflict of interest exists. If the Proxy Coordinator determines that a conflict may exist, the Proxy Coordinator will provide the Pegasus Board of Directors with a Conflicts Report for each referral item that 1) describes the nature of any conflict of interest; 2) discusses the procedures used to address such conflict of interest; and 3) discloses any contacts from parties outside Pegasus with respect to the referral item. Upon receipt of said Conflicts Report, the Board of Directors will review the proxy vote recommendation and the circumstances of the conflict of interest to ensure that the proposed proxy vote is made solely on the investment merits and without regard to any other consideration. After the approval of the Board of Directors, the Proxy Coordinator will be instructed to effect the proxy vote as the Board shall determine in consultation with the Proxy Coordinator and the portfolio managers.

                 FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC

                              PROXY VOTING POLICY

   For those clients for whom Freeman Associates Investment Management LLC ("Freeman Associates") has undertaken to vote proxies, Freeman Associates retains the final authority and responsibility for such voting. In addition to voting proxies for such clients, Freeman Associates:

      1) provides the client with this written proxy voting policy--which may be updated and supplemented from time to time;

      2) applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting (including the preparation of exception reports when proxies are voted other than within the written policy);

      3) documents the reasons for voting, including exceptions;

      4) keeps records of such proxy voting available for inspection by the client or governmental agencies--to determine whether the votes were consistent with policy and to determine whether all proxies were voted; and

      5) monitors such voting for any potential conflicts of interest and maintains systems to deal with them appropriately.

   In order to facilitate this proxy voting process, Freeman Associates has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area to assist in the due diligence process and record keeping related to making appropriate proxy voting decisions related to your account.

Proxy Information Center ("PIC")

   PIC is a division of Institutional Shareholder Services ("ISS"), an independent investment advisor, that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. These services, provided to Freeman Associates, include in-depth research, analysis, and voting recommendations as well as reporting, auditing, and consulting assistance for the handling of proxy voting responsibilities and corporate governance related efforts. ISS also provides Freeman Associates with reports that reflect proxy voting activities for Freeman Associates' client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Voting Policy and Getting the Job Done

   The current version of the Employee Retirement Income Security Act, or ERISA, was passed in 1986. Under ERISA, the tenets under which pension fund assets can be managed and invested were prescribed. The Act provided that assets managed on behalf of pension plans' beneficiaries must be invested
". . . solely in the best interest of the beneficiaries . . ." of the plan. Another ERISA requirement is that such assets be managed with "care, skill, prudence and diligence. . . ." Interpretations of ERISA are developed by the US Department of Labor. The duties thus created, of loyalty and prudence, apply to the management of plan assets, including proxy voting activities.

   The Department of Labor has made it clear that voting policy must be in place for recurring issues and that non-routine issues must be addressed by consistent criteria. However, it has also been made clear that company-specific analysis must be performed and that automatic voting procedures are not appropriate or acceptable. Distinctly identifying issues on company ballots and having a method to track recurring and non-routine issues is an important part of the process.

   The process of maintaining records first involves a coding of every company proxy ballot voted during the year. Coding is the unique identification of each issue on the ballots of companies to be voted. ISS uses a proprietary coding system of over 500 individually identified issues which have been voted on client ballots over time.

   A coding system must provide for a narrow enough identification of each issue that the issue can be similarly treated where appropriate, i.e., applying consistent voting policy application from company to company. A coding system that is sufficiently detailed will allow for comparison of "apples to apples." An apples to apples comparison allows for analysis of voting policy application to identify if there is a problem with consistency in voting. A consistency audit can automatically be run at the end of various time periods if the coding system was appropriately structured and adhered to over time. Every ballot item will be identified as to source of initiative by the presence of an "M" or "S" at the beginning of the code. All "M" codes are issues place on the ballots by company management. All "S" codes are shareholder proposal initiatives.

   There are six major types or categories of issues identified as management sponsored issues and eight major categories of shareholder issues, as listed below.

                            MAJOR CODING CATEGORIES

Management Proposal Categories

                      M0100    ROUTINE/BUSINESS ISSUES--MGMT

                      M0200    DIRECTORS' RELATED--MGMT

                      M0300    CAPITALIZATION RELATED--MGMT

                      M0400    REORGANIZATION/MERGER--MGMT

                      M0500    NON-SALARY COMPENSATION
                               RELATED--MGMT

                      M0600    ANTI-TAKEOVER RELATED--MGMT

Shareholder Proposal Categories

                       S0100    ROUTINE/BUSINESS ISSUES--SH

                       S0200    DIRECTORS' RELATED--SH

                       S0300    CORPORATE GOVERNANCE
                                RELATED--SH

                       S0400    SOCIAL/HUMAN RIGHTS
                                RELATED--SH

                       S0500    COMPENSATION RELATED--SH

                       S0600    GENERAL ECONOMIC ISSUES--SH

                       S0700    HEALTH/ENVIRONMENTAL
                                ISSUES--SH

                       S0800    OTHER/MISCELLANEOUS

   Under each of the fourteen categories listed above, there are a series of specific codes which identify the detailed issues which fall into each category. This categorizing and coding of each ballot issue is then used as the basis for developing ERISA based voting policies by identifying voting criteria and positions for each code.

   It is important to remember that company by company analysis is required, thus all votes will be reviewed on a case-by-case basis and no issues will be considered routine. Each issue will be considered in the context of the company under review. Certain issues will be considered routine if, after review of the company, there is nothing related to that company that would call for the issue to be handled differently. In other words, proxy voting guidelines are just that, guidelines. When company specifics are overlaid, every proxy voting decision becomes a case by case decision.

   Finally, ERISA requires that fiduciaries make decisions taking into consideration two standards, the duty of prudence and the duty of loyalty. The duty of prudence requires that decisions be made based on economic or financial criteria when present. The duty of loyalty requires that decisions reflect the best interest of the beneficiaries or protect the rights of beneficiaries as shareholders. Thus, in making the proxy voting decision, two overriding considerations are in effect: The economic impact and best interest impact of a vote if it passes or does not, as the case may be.

   Keeping in mind the concept that no issue is considered "routine", outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., a company specific reason for voting differently.

Management Proposals:

   I. When voting on ballot items which are fairly common management sponsored initiatives, certain items are generally, although not always, voted in support of management.

  .  "Normal" elections of directors

  .  Approval of auditors/CPA

  .  Directors' liability and indemnification

  .  General updating/corrective amendments to charter

  .  Elimination of cumulative voting

  .  Elimination of preemptive rights

   II. When voting items which have a potential substantive financial or best interest impact, certain items are generally, although not always, voted in support of management.

  . Capitalization changes which eliminate other classes of stock and differential voting rights

  . Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 100% of the existing authorization

  .  Stock purchase plans with an exercise price of not less than 85% FMV

  .  Stock option plans that are incentive based and not excessive

  .  Other stock based plans which are appropriately structured

  .  Reductions in supermajority vote requirements

  .  Adoption of Anti-greenmail provisions

   III. When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of management.

  . Capitalization changes which add classes of stock which are "blank check" in nature or that dilute the voting interests of existing shareholders

  . Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interests of existing shareholders

  . Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or which effectively deter appropriate tender offers and other offers

  . Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions

  .  Classified boards of directors

  . Reincorporation into a state which has more stringent Anti-takeover and related provisions

  . Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding

  .  Excessive compensation or non-salary compensation related proposals

  . Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

  . "Other business as properly comes before the meeting" proposals which give a "blank check" to those acting as proxy

Shareholder Proposals:

   Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact. If no such relationship is found PIC makes a recommendation to Freeman Associates that such issues be voted against.

   I. When voting shareholder proposals, in general, initiatives related to the following items are supported:

  .  Auditors should attend the annual meeting of shareholders

  .  Election of the board on an annual basis

  .  Establishing audit, nominating, or compensation committees

  .  Bylaw or charter amendments to be made only with shareholder approval

  .  Submit shareholder rights plan poison pill to vote or redeem

  .  Confidential voting

  . Expanded reporting of financial or compensation related information within reason

  .  Undo various Anti-takeover related provisions

  .  Reduction or elimination of supermajority vote requirements

  .  Anti-greenmail provisions

  .  Opting-out of state business combination provisions

   II. When voting shareholder proposals, in general, initiatives related to the following items are not supported:

  .  Limiting tenure of directors

  . Requiring directors to own large amounts of stock before being eligible to be elected

  .  Restoring cumulative voting in the election of directors

  . Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

  . Restrictions related to social, political, or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact

  .  Proposals which require inappropriate endorsements or corporate actions

                                   FRANKLIN
                           PORTFOLIO ASSOCIATES LLC,
                                a subsidiary of
                         MELLON FINANCIAL CORPORATION

                              PROXY VOTING POLICY
                                (Approved 6/03)

   1. Scope of Policy--This Proxy Voting Policy has been adopted by Mellon Financial Corporation ("Mellon"), the investment advisory subsidiaries of Mellon (the "Subsidiaries") and the investment companies advised by the Subsidiaries (the "Funds").

   2. Stock Ownership Rights as Assets--We recognize that rights inherent in stock ownership, including the right to vote proxies, are assets, just as the economic investment represented by the shares themselves is an asset. We will manage such ancillary ownership rights with the same level of care, skill, prudence, and diligence as we manage the economic investment. With regard to voting proxies of foreign companies, we weigh the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

   3. Exclusive Benefit of Beneficiaries--We recognize that stock ownership rights must be exercised for the exclusive benefit of pension and other employee benefit plan participants, shareholders of the Funds, or other beneficiaries of fiduciary accounts for whom the stock is held. In voting proxies, we will act solely in the best financial and economic interest of the applicable client.

   4. Long-Term Perspective--We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

   5. Limited Role of Shareholders--We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will monitor actions which limit shareholder control and could affect shareholder values.

   6. Anti-takeover Proposals--We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

   7. "Social" Issues--On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed.

   8. Proxy Voting Process--Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines. Proposals that cannot be categorized under the guidelines will be referred to the Mellon Proxy Policy Committee (the "Committee") for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to reflect action taken in the best interests of such account's beneficial owners.

   9. Material Conflicts of Interest--We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

   10. Securities Lending--We balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

   11. Recordkeeping--We will keep, or cause our agents to keep, the records for each voting proposal required by law.

   12. Disclosure--We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

                       DOMESTIC PROXY VOTING GUIDELINES
                                (Revised 2/02)

   The following are general guidelines used in voting proxies. However, it should be noted that many items are considered on a case-by-case basis in light of the particular circumstances which may alter the application of the general guidelines. Guidelines are reviewed and amended from time to time at the discretion of the Proxy Policy Committee ("PPC")

Issue                                 Mellon Policy (See Guideline Key)       Considerations for Case-by-Case Analysis
-----                                 --------------------------------------- --------------------------------------------
Board of Directors/Election-Regular   Guideline A, but refer to PPC if 30%    1) Company's record;                         1.
                                      or more of board is being changed.      2) Pay/performance rankings;
(Revised 3/96)                                                                3) Retirement benefits for directors;
                                      If nominee has disclosure of the        4) Anti-takeover activities;
                                      following:                              5) Voting attendance;
                                      . SEC reporting omission, such as       6) Stock ownership; and
                                        Forms 4 and 5, For                    7) Interlocks.
                                      . SEC or grand jury investigation
                                        only, For
                                      . Settled without admitting or
                                        denying fault and fines under
                                        $200,000, For. With fines
                                        $200,000 and above, refer to PPC
                                      . Indictment on criminal charges,
                                        refer to PPC
                                      . Adjudication of guilt on criminal
                                        charges, Withhold
                                      . Violation of SEC or CFTC rules
                                        and fines imposed or enforcement
                                        action taken, such as suspension or
                                        bar, Withhold

Board of Directors/Election-Contested Refer to PPC.                           Above, plus:                                 2.
                                                                              1) Specificity of and likelihood of
                                                                                 challenger achieving stated goals; and
                                                                              2) Possible profit disgorgement or loss of
                                                                                 voting power effect of anti-takeover
                                                                                 statutes (e.g., PA and OH)
                                                                              3) Board representation sought relative to
                                                                                 share ownership

Board of Directors/Classified Board   Against                                                                              3.

(Revised 4/94)

Board of Directors/Cumulative Voting  Against                                                                              4.

Board of Directors/Director Incentive Guideline A, but refer to Proxy         1) Dilution                                  5.
Compensation                          Policy Committee if 1) not limited to   2) Amount of existing shares owned;
                                      outside directors or 2) aggregate       3) Plans contain change of control
                                      outstanding options to all persons         provisions
                                      could result in 10% or greater
                                      dilution


KEY:
A= Vote in accordance with management recommendation.
B= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
C= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if compensation not approved by committee of outside directors.
D= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue.

Issue                                        Mellon Policy (See Guideline Key)
-----                                        --------------------------------------
Board of Directors/Indemnity and Liability   Guideline A
Protection

Board of Directors/Shareholder Vote on       For if group holds 5% of outstanding
Nominees ("Equal Access")                    shares; otherwise Against

(Revised 4\94)

Board of Directors/Majority Outsider         Guideline A
Composition

Board of Directors/Timing for submitting     Vote For Advance Notice of 90 days
Nominees                                     or less. Against if greater than 90
                                             days.
(Revised 2/98)

Board of Directors/Limits on Ability of      Vote Against if proposal removes
Shareholders to Alter Size                   shareholder right to vote.

(Revised 2/98)

Board of Director/Set Number or Range        For Boards of up to 15 members vote
                                             For a 50% increase or decrease from
(Revised 2/98)                               existing number of directors. Vote
                                             Against if the increase or decrease is
                                             greater than 50%.

                                             For Boards of more than 15
                                             members, refer to PPC.

                                             If discretion is with the Board to set
                                             the number from time to time, vote
                                             Against.

Board of Directors/Supermajority Vote to     Against
Remove Directors

(Revised 2/16/95)

Board of Directors/Stock Ownership           Guideline A
Requirements for Directors

Board of Directors/Limits on Terms of        Guideline A
Office

Board of Directors/Adjourn meeting           Against

(Revised 2/19/99)

Corporate Governance/Mergers,                Refer to PPC (1) if contested. If no
Reorganization, Sale of Company Assets, etc. fairness opinion was rendered and outside proxy advisor recommends
(Revised 4/9/99)                             against, Against. Otherwise
                                             Guideline A.

                                             Bankruptcy Reorganization Plans
                                             Vote to approve plan unless
                                             committee representing same class of
                                             stockholders disapproves.

Mellon Policy (See Guideline Key)      Considerations for Case-by-Case Analysis
-------------------------------------- -----------------------------------------------
Guideline A                                 6.


For if group holds 5% of outstanding        7.
shares; otherwise Against



Guideline A                                 8.


Vote For Advance Notice of 90 days          9.
or less. Against if greater than 90
days.


Vote Against if proposal removes           10.
shareholder right to vote.



For Boards of up to 15 members vote    For example, if the Board range is 7-10 and     11.
For a 50% increase or decrease from    there are 8 directors, the range could increase
existing number of directors. Vote     to a maximum of 12. Similarly if there are 8
Against if the increase or decrease is directors, then the number could increase to
greater than 50%.                      12.

For Boards of more than 15
members, refer to PPC.

If discretion is with the Board to set
the number from time to time, vote
Against.

Against                                    12.




Guideline A                                13.


Guideline A                                14.


Against                                    15.



Refer to PPC (1) if contested. If no       16.
fairness opinion was rendered and
outside proxy advisor recommends
against, Against. Otherwise
Guideline A.

Bankruptcy Reorganization Plans
Vote to approve plan unless
committee representing same class of
stockholders disapproves.


KEY:
A= Vote in accordance with management recommendation.
B= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
C= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if compensation not approved by committee of outside directors.
D= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue.

Issue                                       Mellon Policy (See Guideline Key)       Considerations for Case-by-Case Analysis
-----                                       --------------------------------------- ----------------------------------------
Corporate Governance/Reorganize into        Guideline A if shareholders maintain                                             17.
Holding Company and Subsidiaries            same control and reorganization is
                                            for greater flexibility in regulated
(Revised 2/98)                              industry e.g., bank holding company
                                            or utility holding company;
                                            otherwise, refer to PPC.
                                            If contested, refer to PPC.

Corporate Governance/Shareholder            Guideline A                                                                      18.
Advisory Committees

Corporate Governance/Approval of Auditors   Guideline A                                                                      19.

Corporate Governance/Common Stock           For Request to fund increase of share                                            20.
Authorization for qualified 401k plan       issuance of company stock instead of
                                            cash for contribution to qualified
(Added 10/00)                               401(k) plan.

Corporate Governance/Common Stock           For (1) if increase is not more than                                             21.
Authorization (Including Restricted Shares) 100% of total of outstanding stock and reserved stock. For (2) if
(Revised 6/99)                              increase is more than 100% of total of
                                            outstanding stock and reserved stock
                                            and particular business purpose other
                                            than "general business purposes" is
                                            articulated. Otherwise, Against.

                                            For reduction in authorization.

Corporate Governance/Preferred Stock        For if there is a fairness opinion and                                           22.
Authorization                               outside proxy advisor recommends
                                            For. Vote Against if voting power of
(Revised 6/99)                              new stock is unspecified or greater
                                            than common stock voting power.
                                            Follow Guideline B if voting rights
                                            are specified to be equal to or less
                                            than common stock. Refer to PPC if
                                            management articulates specific
                                            purpose for new stock, even if voting
                                            rights are unspecified or greater than
                                            that for common stock.

Corporate Governance/Elimination of         For                                                                              23.
Unissued Blank Check Preferred Stock or
Class of Common Stock with Voting Rights
Greater Than or Equal To Class Held.

(2/19/99)

Corporate Governance/Stock Split            Stock split for increasing liquidity or                                          24.
(Revised 2/19/99)                           to adjust for substantial increase in
                                            stock price, For.

                                            Reverse stock split where purpose is
                                            to maintain minimum stock exchange
                                            listing requirement, For.

                                            Decrease in common stock
                                            following reverse stock split, For.


KEY:
A= Vote in accordance with management recommendation.
B= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
C= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if compensation not approved by committee of outside directors.
D= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue.

Issue                                           Mellon Policy (See Guideline Key)     Considerations for Case-by-Case Analysis
-----                                           ------------------------------------- ----------------------------------------
Corporate Governance/Amend or Approve           Vote in accordance with
Conversion of Securities                        recommendation of outside proxy
                                                advisor if outside proxy advisor is
(2/19/99)                                       For; otherwise, refer to PPC.

Corporate Governance/Disclosure and             Guideline A
Reporting Requests (e.g., minority hiring;
defense contracting)
(Revised 2/19/99)

Corporate Governance/Fair Price Provisions      Guideline B, but also refer to PPC if
(e.g., fair price must be paid for all shares   approval is determined by more than
unless specified % of directors or shareholders a simple majority of continuing
approve proposed merger)                        directors or if formula results in a
                                                price which would preclude mergers.

Corporate Governance/Anti-Greenmail             For
Proposals

Corporate Governance/Poison Pill                For proposals to submit to            Sunset provisions, company performance,
                                                shareholder vote. Refer all others to additional takeover protections
(Revised 2/19/99)                               PPC.

Corporate Governance/Pre-emptive Rights         Against proposals to create rights or
                                                lessen limitations on rights.

                                                For proposals to remove or lessen
                                                rights.

Corporate Governance/Appraisal                  Guideline A
Rights for Dissenters

Corporate Governance/Shareholder                Against limits on simple majority's
Right to Call Special Meeting                   ability to call.

Shareholder Ability to Act by                   Against limiting shareholder right to
Written Consent                                 act by written consent

Corporate Governance/Stakeholder                Refer to PPC.
Provisions (e.g., consideration of
constituencies other than shareholders)

Corporate Governance/Reincorporation--          Guideline A if reincorporating in
                                                state where principal place of
(Revised 8/93)                                  business is located and not bundled.

(Revised 10/98)                                 Guideline A if reincorporating in
                                                Delaware but refer to PPC if bundled
                                                with anti-takeover proposals.

                                                Guide A if analysis provides
                                                sufficient justification.

                                                All others: Refer to PPC.

Corporate Governance/ Supermajority Votes       Guideline B if % within acceptable    51%--66 2/3% acceptable
to Amend Governing Documents                    range; otherwise, refer to PPC.

Mellon Policy (See Guideline Key)
-------------------------------------
Vote in accordance with               25.
recommendation of outside proxy
advisor if outside proxy advisor is
For; otherwise, refer to PPC.

Guideline A                           26.




Guideline B, but also refer to PPC if 27.
approval is determined by more than
a simple majority of continuing
directors or if formula results in a
price which would preclude mergers.

For                                   28.


For proposals to submit to            29.
shareholder vote. Refer all others to
PPC.

Against proposals to create rights or 30.
lessen limitations on rights.

For proposals to remove or lessen
rights.

Guideline A                           31.


Against limits on simple majority's   32.
ability to call.

Against limiting shareholder right to
act by written consent

Refer to PPC.                         33.



Guideline A if reincorporating in     34.
state where principal place of
business is located and not bundled.

Guideline A if reincorporating in
Delaware but refer to PPC if bundled
with anti-takeover proposals.

Guide A if analysis provides
sufficient justification.

All others: Refer to PPC.

Guideline B if % within acceptable    35.
range; otherwise, refer to PPC.


KEY:
A= Vote in accordance with management recommendation.
B= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
C= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if compensation not approved by committee of outside directors.
D= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue.

Issue                                      Mellon Policy (See Guideline Key)    Considerations for Case-by-Case Analysis
-----                                      ------------------------------------ ----------------------------------------
Corporate Governance/Super majority        Guideline B if % within acceptable    51%--66 2/3% acceptable                 36.
Approval of Mergers                        range; otherwise, refer to PPC.

Corporate Governance/Proposals for         Refer to PPC.                         % of outstanding shares to be placed,   37.
Obtaining Shareholder Approval of Targeted                                       economic benefits, strategic benefits
Share Placements

Corporate Governance/Unequal               Refer to PPC.                                                                 38.
Voting Rights for Shares

Corporate Governance/Approval of           Refer to PPC.                                                                 39.
Transactions between Corporation and
Directors, Shareholders or Officers

Corporate Governance/Annual Meeting        Guideline A                                                                   40.
Time and Place

Corporate Governance/Name Change           Guideline A                                                                   41.

Corporate Governance/Take action to permit Guideline A                                                                   42.
REITs to be listed on stock exchange

(Revised 10/98)

Corporate Governance/Take action           Guideline A                                                                   43.
to preserve REIT status

(Revised 2/19/99)

Proxy System/Treatment of Abstention Vote  For such treatment.                                                           44.
as Votes "Cast"

Proxy System/Electronic Voting             For permitting electronic voting      .                                       45.
                                           which is not bundled with any
(Added 10/00)                              other requests.

Proxy System/Confidential Voting-          For. Allow exception to confidential  .                                       46.
Independent Inspectors                     voting if dissident groups will not
                                           comply, to level the playing field.
(Revised 4/94)

Executive Compensation/Incentive Plans     Utilize shareholder value transfer    .                                       47.
                                           model.
(Revised 4/9/99)
                                           Against proposals that permit or are
                                           silent on repricing of stock options
                                           without shareholder approval.
                                           Against proposals permitting
                                           replacing of stock options without
                                           shareholder approval.

Employee Stock Purchase Plan               For if discount is 15% or less;                                               48.
                                           otherwise to PPC.
(Revised 2/98)

Executive Compensation/Restricted Stock    Utilize shareholder value transfer                                            49.
Plans                                      model.

(Effective 3/96)


KEY:
A= Vote in accordance with management recommendation.
B= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
C= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if compensation not approved by committee of outside directors.
D= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue

Issue                                          Mellon Policy (See Guideline Key)        Considerations for Case-by-Case Analysis
-----                                          ---------------------------------------- ----------------------------------------
Executive Compensation/Proposals to submit     Guideline A, but refer to PPC for
ESOPs to Shareholder Vote                      assessment of possible conflicts of
                                               interest where Mellon is or will be
                                               trustee on any stock plan for
                                               company.

Executive Compensation/Proposals to submit     Refer to PPC.
Tin Parachutes (larger class of employees
covered than with golden parachutes) to
Shareholder Vote

(Revised 3/96)

Executive Compensation/Other                   Guideline C                                           Industry norms
Compensation Issues (e.g., salary levels,
retirement benefits)

Executive Compensation/Loans                   For proposals where interest rate is in
                                               line with IRS rate or other prevailing
(Added 10/00)                                  market rate of interest, i.e., prime +1,
                                               T-bill, Libor, otherwise refer to PPC

Mutual Funds                                   Guidelines moved to separate
                                               document.
(Revised 3/26/99)

Social Issues/South Africa (e.g., withdrawal,  Guideline D                                           .
Sullivan principles, sales to South Africa,
bank loan restrictions)

Social Issues/Northern Ireland (e.g.,          Guideline D
MacBride principles and reports on operations
in N.I.)

Social Issues/Environment/CERES Principles     Guideline D

(Revised 4/94)

Social Issues/Military (e.g., report on        Guideline D
conversion to civilian activity)

Social Issues/Campaign Finance Reform          Guideline D

Social Issues/Plant Closing Relocation Efforts Guideline D

Social Issues/Bank Lending in Lesser           Guideline D
Developed Countries

Social Issues/Nuclear Waste                    Guideline D

Social Issues/Foreign Policy-Trade with        Guideline D
Communist Countries

Social Issues/Sale of Controversial Products   Guideline D
(e.g., napalm, infant formula)

Social Issues/Genetic Engineering              Guideline D vote with Management
                                               as long as they are compliance with
                                               applicable laws/regulations

Mellon Policy (See Guideline Key)
----------------------------------------
Guideline A, but refer to PPC for        50.
assessment of possible conflicts of
interest where Mellon is or will be
trustee on any stock plan for
company.

Refer to PPC.                            51.






Guideline C                              52.



For proposals where interest rate is in  53.
line with IRS rate or other prevailing
market rate of interest, i.e., prime +1, T-bill, Libor, otherwise refer to PPC

Guidelines moved to separate             54.
document.


Guideline D                              55.



Guideline D                              56.



Guideline D                              57.



Guideline D                              58.


Guideline D                              59.

Guideline D                              60.

Guideline D                              61.


Guideline D                              62.

Guideline D                              63.


Guideline D                              64.


Guideline D vote with Management         65.
as long as they are compliance with
applicable laws/regulations


KEY:
A= Vote in accordance with management recommendation.
B= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
C= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if compensation not approved by committee of outside directors.
D= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue

Issue                                      Mellon Policy (See Guideline Key) Considerations for Case-by-Case Analysis
-----                                      --------------------------------- -----------------------------------------------
Social Issues/Charitable Contributions               Guideline D                                                             66.

Social Issues/Disclosure of Legal Fees               Guideline D                                                             67.

Shareholder Proposal/Restrict Corporate              Guideline D                                                             68.
Gift Policies

(Revised 4/94)

Shareholder Proposal/Restrict Corporate              Guideline D                                                             69.
Pension Policies

(Revised 4/94)

Shareholder Proposal/Fair Labor Standards            Guideline D                                                             70.

(Revised 2/19/99)

Shareholder Proposal/Submit Golden                   Guideline D                                                             71.
Parachutes to Shareholder Vote

(Revised 5/95)

Shareholder Proposal/Restrict Corporate              Guideline D                                                             72.
Trade Policies

(Revised 4/94)

Shareholder Proposal/Restrict Corporate              Guideline D                                                             73.
Employment Policies

(Revised 4/94)

Shareholder Proposal/Separate Chairman &             Refer to PPC.                                                           74.
CEO

(Revised 4/94)

Shareholder Proposal/Independent                     Refer to PPC.           Definition of Independent                       75.
Nominating Committee or Board

(Revised 2/98)

Shareholder Proposal/Require more than one           Against                 Requiring more than one candidate per board     76.
candidate per board seat                                                     seat politicizes the director election process,
                                                                             reduces the ratio of qualified candidate to
(Added 10/00)                                                                seats available and pre-eliminates otherwise
                                                                             qualified candidate who do not have the
                                                                             time, resources and appetite for a campaign
                                                                             process

Shareholder Proposal/Minority                        Guideline D                                                             77.
Representation on Board

(Revised 2/98)

Shareholder Proposal/Labor Representation            Guideline D                                                             78.
on Board

(Revised 2/98)


KEY:
A= Vote in accordance with management recommendation.
B= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
C= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if compensation not approved by committee of outside directors.
D= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue.

Issue                                          Mellon Policy (See Guideline Key)     Considerations for Case-by-Case Analysis
-----                                          ------------------------------------- ----------------------------------------
Shareholder Proposal/Executive                 Guideline D                                                                    79.
Compensation or Disclosure

(Revised 2/98)

Shareholder Proposal/Require Shareholder       Vote For                                                                       80.
approval to use existing blank check stock for
antitakeover purposes

(Revised 10/98)

Shareholder Proposal/Tobacco Related           Guideline D                                                                    81.

(2/19/99)

Shareholder Proposal/Sales to Foreign          Guideline D                                                                    82.
Military

(2/19/99)

Shareholder Proposal/Change Ballot             Guideline A if ballot conforms to                                              83.
                                               SEC standard and is similar to format
(Added 3/26/99)                                used by most U.S. companies.

Shareholder Proposal/Sale of Company           If no fairness opinion was rendered                                            84.
Assets                                         and outside proxy advisor
                                               recommends against, Against.
(Added 4/9/99)

Shareholder Proposal/ Require Annual           FOR                                                                            85.
Election of Auditors by Shareholders

(Added 4/9/99)

Other proposals not addressed in guidelines    Refer to PPC.                                                                  86.

(Revised 2/98)

KEY:
A= Vote in accordance with management recommendation.
B= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
C= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if compensation not approved by committee of outside directors.
D= Vote in accordance with management recommendation, but refer to Proxy Policy
   Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue.

                        SSI INVESTMENT MANAGEMENT INC.

                     STATEMENT OF POLICIES AND PROCEDURES
                           RELATING TO PROXY VOTING

                               Adopted June 2003

   This Statement of Policies and Procedures (this "Statement") sets forth the policies and procedures of SSI Investment Management Inc. (the "Firm") with respect to proxy voting. This Statement does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. Although this Statement expressly addresses proxy voting, the policies and procedures set forth herein apply to any solicitation of votes with respect to securities held in a Discretionary Account (as defined below), such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.

   1.  Certain Definitions

   "Client" means any person (including any Investment Fund) to which or for whom the Firm provides investment advisory services.

   "Discretionary Account" means the investment portfolio of any Client with respect to which that Client has granted the Firm (a) discretionary proxy voting authority, or (b) discretionary investment authority without expressly retaining proxy voting authority. All Investment Funds are Discretionary Accounts.

   "Investment Fund" means any United States or non-United States investment fund or pool of which the Firm serves as general partner, managing member or investment adviser or in a similar capacity.

   "Non-Discretionary Account" means the investment portfolio of any Client with respect to which that Client (a) has granted the Firm discretionary investment authority but has expressly retained proxy voting authority, or (b) has not granted the Firm discretionary investment authority or discretionary proxy voting authority.

   "Proxy Control Officer" means the Firm's Vice President of Finance and Administration, currently Syed Mehdi, or such other person as the Firm's Board of Directors, Chief Executive Officer or President shall appoint from time to time.

   2. Use of Proxy Voting Service. The Firm has retained the services of Institutional Shareholder Services, Inc. ("ISS"), which provides research and recommendations on proxy voting issues. ISS has authority to vote the proxies for each Discretionary Account, in accordance with the Proxy Voting Policies set forth below.

   3. Discretionary Accounts. The Firm will instruct each custodian for a Discretionary Account to deliver to the ISS all proxy solicitation materials received with respect to that Discretionary Account. The ISS will review the securities held in its Discretionary Accounts on a regular basis to confirm that the ISS receives copies of all proxy solicitation materials concerning such securities.

   The Firm, through ISS, will vote all proxies on behalf of Discretionary Accounts after carefully considering all proxy solicitation materials and other available facts. The Firm has instructed ISS to make all voting decisions on behalf of a Discretionary Account based solely on the determination of the best interests of that Discretionary Account. The Firm will use reasonable efforts to respond to each proxy solicitation by the deadline for such response. The Proxy Control Officer may designate an appropriate employee of the Firm to be responsible for insuring that all proxy statements are received and that the Firm responds to them in a timely manner.

      (a) Company Information. The Firm, through ISS, will review all proxy solicitation materials it receives concerning securities held in a Discretionary Account. ISS evaluates all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when ISS considers it appropriate and when it is reasonably available.

      (b) Proxy Voting Policies.

          (i) The Firm will vote FOR a proposal when it believes that the proposal serves the best interests of the Discretionary Account whose proxy is solicited because, on balance, the following factors predominate:

             (1) the proposal has a positive economic effect on shareholder value;

             (2) the proposal poses no threat to existing rights of shareholders;

             (3) the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

             (4) the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

          (ii) The Firm will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

             (1) the proposal has an adverse economic effect on shareholder value;

             (2) the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

             (3) the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;

             (4) the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

             (5) the proposal is a shareholder initiative that the Firm believes wastes time and resources of the company or reflects the grievance of one individual.

          (iii) The Firm will ABSTAIN from voting proxies when the Firm believes that it is appropriate. Usually, this occurs when the Firm believes that a proposal holds negative but nonquantifiable implications for shareholder value but may express a legitimate concern.

          (iv) From time to time, ISS provides to the Firm more detailed proxy voting guidelines, in accordance with this section 3(b), the most recent version of which is attached to this Statement and will be followed by ISS when voting proxies.

      (c) Conflicts of Interest. Due to the size and nature of the Firms' operations and the Firm's limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Discretionary Account over proxy voting. The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, the Firm will vote all proxies in accordance with section 3(b). The Firm will not place its own interests ahead of the interests of its Discretionary Accounts in voting proxies. When voting proxies, the Firm does not consider any conflicts of interest that any other affiliate of a client (such as another service provider to an investment company client) may have.

      If the Firm determines that the proxy voting policies in section 3(b) do not adequately address a material conflict of interest related to a proxy, the Firm will provide the affected Client with copies of all proxy solicitation materials received by the Firm with respect to that proxy, notify that Client of the actual or potential conflict of interest and of the Firm's intended response to the proxy request (which response will be in accordance with the policies set forth in section 3(b)), and request that the Client consent to the

   Firm's intended response. With respect to any Investment Fund of which the Firm serves as manager or general partner or in a similar capacity, the Firm will provide the foregoing notices to all investors in the Investment Fund and request the consent of a majority in interest of such investors. If the Client (or a majority in interest of the investors in an Investment Fund) consents to the Firm's intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice. If the Client (or a majority in interest of the investors in an Investment Fund) objects to the Firm's intended response, the Firm will vote the proxy as directed by the Client (or a majority in interest of the investors in an Investment Fund).

      (d) Shareholder Proposals by the Firm. The Firm will submit a shareholder proposal on behalf of an Investment Fund only if the Firm believes that the proposal would provide a substantial overall benefit to the Investment Fund. The Firm will submit a shareholder proposal on behalf of any other Discretionary Account only at the request of the Discretionary Account Client or with that Client's prior written consent. The Firm will vote any shares in a Discretionary Account on behalf of a proposal submitted by the Firm in accordance with sections 3(b) and (c), unless otherwise directed by the Discretionary Account Client.

      (e) Proxy Vote Summaries. At the request of a Discretionary Account Client or an investor in an Investment Fund (other than an Investment Fund that is registered as an investment company with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "ICA") (such Investment Fund a "Registered Fund"), the Firm will provide that person with a report summarizing all proxy solicitations the Firm received with respect to that Discretionary Account during the period requested by that person and the action taken by the Firm on each such proxy. With respect to the proxy votes in respect of the portfolio securities a Registered Fund, the Firm will provide that Registered Fund with the information required to be disclosed by that Registered Fund pursuant to Rule 30b1-4 of the ICA and SEC Form N-PX promulgated thereunder, including:

          (i) The name of the issuer of the portfolio security;

          (ii) The exchange ticker symbol of the portfolio security;

          (iii) The Council on Uniform Securities Identification Procedures number for the portfolio security (unless not available through reasonably practical means, e.g., in the case of certain foreign issuers);

          (iv) The shareholder meeting date;

          (v) A brief identification of the matter voted on;

          (vi) Whether the matter was proposed by the issuer or by a security holder;

          (vii) Whether the registrant cast its vote on the matter;

          (viii) How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

          (ix) Whether the registrant cast its vote for or against management.

   4. Non-Discretionary Accounts. The Firm promptly will forward any proxy solicitation materials concerning securities held in a Non-Discretionary Account that the Firm receives at least five business days before the applicable proxy voting deadline to the appropriate Client. The Firm will vote any such proxy as directed by that Client. At a Client's request, the Firm may, but is not obligated to, advise that Client with respect to the voting of any proxy. No advice concerning the voting of any proxy may be provided to any Client unless such advice has been approved by the Proxy Control Officer.

   5. Records. The Firm will keep a copy of (a) each proxy statement it receives regarding securities held in Discretionary Accounts, (b) a record of each vote cast by the Firm with respect to securities in each Discretionary Account, (c) any document created by the Firm that is material to the Firm's decision on voting a proxy or that describes the basis for that decision, (d) each written request from a Discretionary Account Client or an investor in an Investment Fund (other than a registered Fund) for information about how the Firm votes proxies of that Discretionary Account or Investment Fund, (e) each written response by the Firm to any oral or written request from a Discretionary Account Client or an investor in an Investment Fund other than a Registered Fund for such information and (f) with respect to a Registered Fund the information required by section 4(e) hereof. The Firm may delegate to a third party the duty to keep the records identified in sections 5(a) and (b) if that third party agrees to furnish such records to the Firm and, with respect to any records pertaining to any Registered Fund, to that Registered Fund, promptly on request, and agrees that such records pertaining to the Registered Fund proxy voting are the property of the Firm and that Registered Fund. Each such record will be maintained by the Firm or such third party for at least six years from the end of the fiscal year during which the last entry is made in that record, and for the first two years in the Firm's office (or such third party's office, as the case may be). The Firm or such third party may elect not to keep a copy of a proxy statement if it can obtain such statement electronically via the SEC's EDGAR system.

                      ISS PROXY VOTING GUIDELINES SUMMARY

   The following is a concise summary of ISS's proxy voting policy guidelines.

1.  AUDITORS

   Vote FOR proposals to ratify auditors, unless any of the following apply:

  . An auditor has a financial interest in or association with the company, and is therefore not independent

  .  Fees for non-audit services are excessive, or

  . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.  BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

   Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

   Vote AGAINST proposals to classify the board.

   Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

   Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

   Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

   Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.  SHAREHOLDER RIGHTS

  Shareholder Ability to Act by Written Consent

   Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

   Vote FOR proposals to allow or make easier shareholder action by written consent.

  Shareholder Ability to Call Special Meetings

   Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

   Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

   Vote AGAINST proposals to require a supermajority shareholder vote.

   Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

   Vote AGAINST proposals to eliminate cumulative voting.

   Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting

   Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

   Vote FOR management proposals to adopt confidential voting.

4.  PROXY CONTESTS

  Voting for Director Nominees in Contested Elections

   Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

  Reimbursing Proxy Solicitation Expenses

   Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.  POISON PILLS

   Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.  MERGERS AND CORPORATE RESTRUCTURINGS

   Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.  REINCORPORATION PROPOSALS

   Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

   Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.  CAPITAL STRUCTURE

  Common Stock Authorization

   Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

   Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

   Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

   Vote AGAINST proposals to create a new class of common stock with superior voting rights.

   Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

  . It is intended for financing purposes with minimal or no dilution to current shareholders

  . It is not designed to preserve the voting power of an insider or significant shareholder

9.  EXECUTIVE AND DIRECTOR COMPENSATION

   Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

   Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

   Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

  .  Historic trading patterns

  .  Rationale for the repricing

  .  Value-for-value exchange

  .  Option vesting

  .  Term of the option

  .  Exercise price

  .  Participation

Employee Stock Purchase Plans

   Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

   Vote FOR employee stock purchase plans where all of the following apply:

  .  Purchase price is at least 85 percent of fair market value

  .  Offering period is 27 months or less, and

  .  Potential voting power dilution (VPD) is ten percent or less.

   Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

   Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

   These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

   In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                        CALAMOS ASSET MANAGEMENT, INC.

                     Proxy Voting Policies and Procedures

   Calamos Asset Management, Inc. ("Calamos"), as an investment adviser to clients who have granted it voting discretion, including the Calamos mutual funds and closed-end funds (the "Funds"), has adopted these proxy voting policies and procedures to help satisfy its fiduciary duties relating to proxy voting. Calamos recognizes the importance of maximizing and protecting the interests of its clients through its voting practices and of helping build stronger corporate governance within the companies in which its clients invest. To that end, these policies and procedures seek to further the voting of proxies in the best interests of our clients as investors.

   I.  Establishment and Operation of Proxy Committee

      A. Establishment Calamos pursuant to these policies and procedures has established a Proxy Voting Committee, (the "Committee"), which shall have responsibility for (i) reviewing proxy statements for issuers in which clients and/or the Funds invest; (ii) reviewing of any and all relevant other information provided by the issuer or third parties regarding any proposals; (iii) addressing conflicts of interest; (iv) maintaining appropriate records pursuant to these procedures and SEC rules; and (v) unless otherwise directed by the client, voting proxies in the best interests of the client in terms of the perceived effect of the vote on the value of the client's investment; and (vi) overseeing the voting process.

      B. Composition of the Committee

          1. General

          The Committee shall consist of no more than seven and no less than three members from Calamos. These members must be representatives of Calamos' Portfolio Management and Research Departments, one of which will be the manager of Investment Operations. Each member of the Committee may designate a substitute member from time to time to timely address voting issues in her or his absence.

          2. Other Personnel

          The Committee may consult with other personnel of Calamos and/or third parties as needed to assist it in reaching voting determinations and addressing conflicts of interests.

      C. Meetings

          The Committee shall meet as needed to fulfill its responsibilities hereunder.

      D. Materials for Review at each Meeting and Voting

          1. Subject to the provisions of Section III hereunder, the Committee shall review and consider any and all information deemed relevant and appropriate in connection with making its determinations. Such information shall include, but not be limited to, proxy statements, recommendation by third parties, if any, and other proxy solicitation materials.

          2. The Committee shall delegate the responsibility of preparing meeting materials, maintaining appropriate records and processing proxy votes to the Calamos Corporate Actions Department ("Corporate Actions").

          3. The Committee shall delegate the authority to vote proxies to Portfolio Management, subject to the provisions of Sections II and III hereunder. Where Portfolio Management believes it is necessary to convene a Committee meeting to vote a proxy, the Committee shall vote such proxy subject to the provisions of Sections II and III hereunder. The Committee, however, retains the responsibility to oversee the voting process and shall meet periodically to review such process.

          4. The Committee may delegate or outsource certain activities, such as record retention and voting analysis to third parties as the Committee may determine is reasonable, in its sole discretion.

   II.  Voting Guidelines

      A. General

      The goal of the guidelines is to assist us in voting proxies in a manner that is in the best interests of clients of Calamos as security holders of the companies in which they invest. The guidelines are not exhaustive and do not include all potential voting issues. Accordingly, proxy voting decisions are handled on a case-by-case basis. However, if we believe that a company's management and board have interests sufficiently aligned with the clients' interest, we will generally vote in favor of proposals recommended by the company's board.

      B. Specific Matters Submitted to Shareholders

          1. Corporate Governance and Structure

             a. Board of Directors/Trustees

             Calamos seeks to ensure that the board of directors of a company is sufficiently aligned with security holders' interests and provides proper oversight of the company's management. In many cases this may be best accomplished by having a majority of independent board members. Although we will examine board member elections on a case-by-case basis, we will generally vote for the election of directors that would result in a board compromised of a majority of independent directors. In addition, key board committees should generally be comprised of at least a majority of independent board members. For all other votes regarding boards of directors, we will vote on a case-by-case basis.

             b. Merger, Acquisitions, Reincorporation and Other Transactions

             Companies ask their shareholders to vote on an enormous variety of different types of transactions, including mergers, acquisitions, reincorporations and reorganizations involving business combinations, liquidations and the sale of all or substantially all of a company's assets. Voting on such proposals involves considerations unique to each transaction. Therefore, we will vote on a case-by-case basis on proposals to effect these types of transactions.

             c. Anti-Take Over Measures and Shareholder Voting Rights

             Certain proxy proposals seek to hinder the ability of an outside party to take control or buy a certain percentage of stock of a company without management's or the board's approval. Such proposals include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stock, and the creation of a separate class of stock with unequal voting rights. However, some of the proposals may benefit shareholders in certain circumstances. Because of the variety of such proposals and their varied effects on security holders, we will vote on a case-by-case basis on these anti-take over measure proposals.

             d. Capital Structure

             Shareholders of companies are often presented with proposals seeking to change the company's capital structure by authorizing additional stock, repurchasing stock or approving a stock split. Like mergers and acquisitions, there are a variety of transactions that may be presented to shareholders. Accordingly, we will vote on a case-by-case basis involving changes to a company's capital structure.

          2. Executive Compensation and Option Plans

          The interests of a company's management and board of directors should be aligned with the long-term interests of the company's shareholders. Accordingly, proxy votes should be used to encourage the use of reasonably designed compensation plans that promote such alignment by providing officers and employees with an incentive to increase shareholder value. Because the decision to favor or oppose compensation plans are fact intensive and unique, we will vote on a case-by-case basis.

          3. Other Business Matters

          Most proxy statements involve the approval of routine business matters, such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meetings. Generally these routine matters do not materially affect shareholder interests adversely and are best left to the board of directors and senior management of the company. Thus, we will generally vote for board-approved proposals seeking to approve such matters.

   III.  Conflicts of Interest

   Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Calamos has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular proposal shall disclose that conflict to the Committee and otherwise remove himself or herself from the proxy voting process. The Committee will review each conflict of interest described to it and will consult with the Calamos Legal/Compliance Department to determine if a conflict of interest exists. The Committee will then prepare a Conflicts Report for each such proposal that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Calamos (other than routine communications from proxy solicitors) with respect to the proposal not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

   IV.  Record Retention and Disclosure

      A. Record Retention

      Corporate Actions shall be responsible for collecting and maintaining proxy related information on each vote cast as required by applicable law unless such function is outsourced. Such information shall include (i) the name of the shareholder whose proxy is being voted; (ii) the name of the company; (iii) the exchange ticker symbols of the company; (iv) CUSIP number; (v) proxy statements; (vi) shareholder meeting date; (vii) brief identification of the matter voted on; (viii) whether the matter was proposed by the company or by a security holder; (ix) whether a vote was cast on the matter; (x) how the vote was cast (e.g., for or against proposal, or abstained, for or withheld regarding election of directors);
   (xi) whether the vote was cast for or against management; (xii) Conflicts Reports; and (xiii) any information created by Calamos or a third party needed by the Committee to make a voting determination. The above information shall be maintained in an easily accessible place for a period of not less than six years from the end of the fiscal year in which the information was created, with the first two years in an appropriate office of Calamos unless record retention is outsourced.

      B. Disclosure

      Corporate Actions shall be responsible for appropriately disclosing proxy voting information, including these policies and procedures, the voting guidelines and the voting records of the Funds or clients as may be required by applicable law.

   V.  Reports to the Funds' Boards and Non-Investment Company Clients of
Calamos

      Corporate Actions shall provide proxy information to each Board of Trustee of the Funds as such Board may request from time to time.

      For non-investment company clients of Calamos, Corporate Actions shall appropriately respond in writing to all written client requests for information on how it voted on behalf of the client. Such written request along with any written response to such written request or oral client request shall be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year, with the first two years in an appropriate office of Calamos.

                        CALAMOS ASSET MANAGEMENT, INC.

                      Description of Proxy Voting Process

   The following is a summary of the proxy voting policies and procedures used by Calamos Asset Management, Inc. ("Calamos") to follow in voting proxies relating to securities held by its clients for which it has voting authority.

   To assist us in voting proxies, Calamos has established a Committee comprised of its Portfolio Management and Research Departments. The Committee and/or its members will vote proxies using the following guidelines:

   In general, if we believe that a company's management and board have interests sufficiently aligned with our client's interest, we will vote in favor of board-approved proposals. More specifically, we seek to ensure that the board of directors of a company is sufficiently aligned with security holders' interests and provides proper oversight of the company's management. In many cases this may be best accomplished by having a majority of independent board members. Although we will examine board member elections on a case-by-case basis, we will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.

   Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-take over measures, changes to capital structures, executive compensation plans, etc., that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of our clients in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, we will vote on a case-by-case basis on proposals presenting these transactions.

   Finally, we have established procedures to help us resolve conflicts of interests that might arise when voting proxies for our clients. This procedure provides that the Committee, along with the Calamos Legal Department, will examine conflicts of interests of which we are aware and seek to resolve such conflicts in the best interests of our clients, irrespective of any such conflict.

   Calamos advisory clients may obtain a copy of our Proxy Voting Policies and Procedures or their account's voting record by calling (800) 582-6959 or by writing to us at Calamos Investments, Attn: Client Services, 1111 East Warrenville Road, Naperville, IL 60653.

                         CAMDEN ASSET MANAGEMENT, L.P.

                     PROXY VOTING POLICIES AND PROCEDURES

I.  Introduction and General Principles

   A. Camden Asset Management, L.P. ("Camden") has been delegated the authority and responsibility to vote the proxies of its respective investment advisory clients, including both ERISA and non-ERISA clients.

   B. Camden understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

   C. Camden believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with Camden's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

   D. In instances where Camden does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

   E. In all circumstances, Camden will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from Camden's policies and procedures.

   F. There may be circumstances under which Camden may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). Camden understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. Camden's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

II.  Proxy Voting Procedures

   A. Camden will vote client proxies in accordance with a client's specific request even if it is in a manner inconsistent with Camden's policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

   B. A Proxy Administrator, appointed by Camden, is responsible for administering and overseeing the proxy voting process. The Proxy Administrator also will engage and oversee any third-party vendor to review, monitor and/or vote proxies.

   C.  Camden has engaged ISS as its voting delegate to:

      (1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

      (2) vote and submit proxies in a timely manner;

      (3) handle other administrative functions of proxy voting;

      (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

      (5) maintain records of votes cast; and

      (6) provide recommendations with respect to proxy voting matters in general.

   D. Except in instances where clients have retained voting authority, Camden will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

   E. Notwithstanding the foregoing, Camden retains final authority and fiduciary responsibility for proxy voting.

III.  Proxy Voting Guidelines

   A. Camden has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached to these Voting Policies and Procedures as Exhibit A.

   B. In the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Administrator, in consultation with the portfolio manager ("PM") covering the subject security, shall vote the proxy consistent with the general principles of these Policies and Procedures and in the client's best interest; provided that the PM and Proxy Administrator determine that there is no material conflict of interest between Camden and the client or clients with respect to the voting of the proxy.

   C. There may be circumstances under which the Chief Investment Officer, a portfolio manager or other investment professional ("Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with ISS proxy voting guidelines or in a manner inconsistent with ISS recommendations. Departures from these Policies and Procedures are expected to be rare, but in such events Camden will maintain a record supporting such a vote.

IV.  Conflicts of Interest

   A. Camden has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to Camden as a result of business conducted by ISS. Camden believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices, a copy of which is attached hereto as Exhibit B.

   B. ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends. Camden believes that this process is reasonably designed to address material conflicts of interest that may arise between Camden and a client as to how proxies are voted.

   C. In the unusual circumstance that (1) an Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, or (2) the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the relevant PM and Proxy Administrator will review the proxy and assess the extent to which there may be a material conflict of interest between Camden and the client or clients.

   In the event that the PM and Proxy Administrator determine that the voting of the proxy presents a material conflict of interest between Camden and the client or clients, Camden shall: (i) in cases where ISS had made a recommendation, take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

   D.  Material conflicts cannot be resolved by simply abstaining from voting.

V.  Recordkeeping

   Camden will maintain records relating to the implementation of these proxy voting policies and procedures, including:

      (1) a copy of these policies and procedures which shall be made available to clients, upon request;

      (2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

      (3) a record of each vote cast (which ISS maintains on Camden's behalf);

      (4) a copy of any document created by Camden that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

      (5) each written client request for proxy voting records and Camden's written response to any client request (written or oral) for such records.

   Such proxy voting books and records shall be maintained at Camden's offices for a period of at least five years.

VI.  Disclosure

   Except as otherwise required by law, Camden has a general policy of not disclosing to any issuer or third party how Camden or its voting delegate voted a client's proxy.

June 2003

                                   EXHIBIT A

                      ISS PROXY VOTING GUIDELINES SUMMARY

   The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1.  Operational Items

Adjourn Meeting

   Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements

   Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

   Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

   Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

   Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

   Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

   Vote FOR proposals to ratify auditors, unless any of the following apply:

  . An auditor has a financial interest in or association with the company, and is therefore not independent

  .  Fees for non-audit services are excessive, or

  . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

   Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

   Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

Transact Other Business

   Vote AGAINST proposals to approve other business when it appears as voting item.

2.  Board of Directors

Voting on Director Nominees in Uncontested Elections

   Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

  . Attend less than 75 percent of the board and committee meetings without a valid excuse

  .  Implement or renew a dead-hand or modified dead-hand poison pill

  . Ignore a shareholder proposal that is approved by a majority of the shares outstanding

  . Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

  . Failed to act on takeover offers where the majority of the shareholders tendered their shares

  . Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

  . Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

  . Are audit committee members and the non-audit fees paid to the auditor are excessive.

   In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Age Limits

   Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Board Size

   Vote FOR proposals seeking to fix the board size or designate a range for the board size.

   Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

   Vote AGAINST proposals to classify the board.

   Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

   Vote AGAINST proposals to eliminate cumulative voting.

   Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Director and Officer Indemnification and Liability Protection

   Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

   Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

   Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

   Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

  . The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

  .  Only if the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications

   Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

   Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

   Vote AGAINST proposals that provide that directors may be removed only for cause.

   Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

   Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

   Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

   Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

  . Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

  .  Majority of independent directors on board

  .  All-independent key committees

  .  Committee chairpersons nominated by the independent directors

  .  CEO performance reviewed annually by a committee of outside directors

  .  Established governance guidelines

  .  Company performance.

Majority of Independent Directors/Establishment of Committees

   Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

   Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Stock Ownership Requirements

   Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Term Limits

   Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.  Proxy Contests

Voting for Director Nominees in Contested Elections

   Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

  . Long-term financial performance of the target company relative to its industry; management's track record

  .  Background to the proxy contest

  .  Qualifications of director nominees (both slates)

  . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses

   Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting

   Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

   Vote FOR management proposals to adopt confidential voting.

4.  Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

   Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

   Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

   Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

   Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

   Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

   Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Shareholder Ability to Act by Written Consent

   Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

   Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

   Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

   Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

   Vote AGAINST proposals to require a supermajority shareholder vote.

   Vote FOR proposals to lower supermajority vote requirements.

5.  Mergers and Corporate Restructurings

Appraisal Rights

   Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

   Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

  .  Purchase price

  .  Fairness opinion

  .  Financial and strategic benefits

  .  How the deal was negotiated

  .  Conflicts of interest

  .  Other alternatives for the business

  .  Noncompletion risk.

Asset Sales

   Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

  .  Impact on the balance sheet/working capital

  .  Potential elimination of diseconomies

  .  Anticipated financial and operating benefits

  .  Anticipated use of funds

  .  Value received for the asset

  .  Fairness opinion

  .  How the deal was negotiated

  .  Conflicts of interest.

Bundled Proposals

   Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

   Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

   Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

   Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

  .  Dilution to existing shareholders' position

  .  Terms of the offer

  .  Financial issues

  .  Management's efforts to pursue other alternatives

  .  Control issues

  .  Conflicts of interest.

   Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

   Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

  .  The reasons for the change

  .  Any financial or tax benefits

  .  Regulatory benefits

  .  Increases in capital structure

  .  Changes to the articles of incorporation or bylaws of the company.


   Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

  . Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

  .  Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

   Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures

   Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations

   Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

   Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

   Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

  . Prospects of the combined company, anticipated financial and operating benefits

  .  Offer price

  .  Fairness opinion

  .  How the deal was negotiated

  .  Changes in corporate governance

  .  Change in the capital structure

  .  Conflicts of interest.

Private Placements/Warrants/Convertible Debentures

   Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

   Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

   Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

  .  Tax and regulatory advantages

  .  Planned use of the sale proceeds

  .  Valuation of spinoff

  .  Fairness opinion

  .  Benefits to the parent company

  .  Conflicts of interest

  .  Managerial incentives

  .  Corporate governance changes

  .  Changes in the capital structure.

Value Maximization Proposals

   Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.  State of Incorporation

Control Share Acquisition Provisions

   Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

   Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

   Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions

   Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions

   Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

   Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

   Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

   Vote FOR proposals to opt out of state freezeout provisions.

Greenmail

   Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

   Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

   Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

   Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

   Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes

   Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7.  Capital Structure

Adjustments to Par Value of Common Stock

   Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

   Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

   Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

   Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

   Vote AGAINST proposals to create a new class of common stock with superior voting rights.

   Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

  . It is intended for financing purposes with minimal or no dilution to current shareholders

  . It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan

   Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights

   Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

   Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

   Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

   Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

   Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

   Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

   Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

   Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

   Vote FOR management proposals to implement a reverse stock split to avoid delisting.

   Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs

   Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

   Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

   Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.  Executive and Director Compensation

   Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

   Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

  . Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

  .  Cash compensation, and

  .  Categorization of the company as emerging, growth, or mature.

   These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Director Compensation

   Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash

   Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

   Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

   Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans

   Vote AGAINST retirement plans for nonemployee directors.

   Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

   Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

  .  Historic trading patterns

  .  Rationale for the repricing

  .  Value-for-value exchange

  .  Option vesting

  .  Term of the option

  .  Exercise price

  .  Participation.

Employee Stock Purchase Plans

   Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

   Vote FOR employee stock purchase plans where all of the following apply:

  .  Purchase price is at least 85 percent of fair market value

  .  Offering period is 27 months or less, and

  .  Potential voting power dilution (VPD) is ten percent or less.

   Vote AGAINST employee stock purchase plans where any of the following apply:

  .  Purchase price is less than 85 percent of fair market value, or

  .  Offering period is greater than 27 months, or

  .  VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

   Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

   Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

   Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

   Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

   Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

   Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

   Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

   Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

   Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

   Vote FOR shareholder proposals to put option repricings to a shareholder vote.

   Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

   Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options

   Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

  .  Whether the proposal mandates that all awards be performance-based

  . Whether the proposal extends beyond executive awards to those of lower-ranking employees

  . Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

Golden and Tin Parachutes

   Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

   Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

  . The parachute should be less attractive than an ongoing employment opportunity with the firm

  .  The triggering mechanism should be beyond the control of management

  . The amount should not exceed three times base salary plus guaranteed benefits

9.  Social and Environmental Issues

CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights

   Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

  . The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

  . The availability and feasibility of alternatives to animal testing to ensure product safety, and

  .  The degree that competitors are using animal-free testing.

   Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

  . The company has already published a set of animal welfare standards and monitors compliance

  . The company's standards are comparable to or better than those of peer firms, and

  . There are no serious controversies surrounding the company's treatment of animals

Drug Pricing

   Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

  .  Whether the proposal focuses on a specific drug and region

  . Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

  . The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
  .  Whether the company already limits price increases of its products

  . Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

  .  The extent that peer companies implement price restraints

Genetically Modified Foods

   Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

  .  The costs and feasibility of labeling and/or phasing out

  . The nature of the company's business and the proportion of it affected by the proposal

  . The proportion of company sales in markets requiring labeling or GMO-free products

  .  The extent that peer companies label or have eliminated GMOs

  . Competitive benefits, such as expected increases in consumer demand for the company's products

  . The risks of misleading consumers without federally mandated, standardized labeling

  .  Alternatives to labeling employed by the company.

   Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

   Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

   Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

  . The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

  .  The extent that peer companies have eliminated GMOs

  . The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

  . Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

  . The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

   Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

Handguns

   Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

Predatory Lending

   Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

  . Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

  . Whether the company has adequately disclosed the financial risks of its subprime business

  . Whether the company has been subject to violations of lending laws or serious lending controversies

  .  Peer companies' policies to prevent abusive lending practices.

Tobacco

   Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

  Second-hand smoke:

  .  Whether the company complies with all local ordinances and regulations

  . The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

  .  The risk of any health-related liabilities.

  Advertising to youth:

  . Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

  .  Whether the company has gone as far as peers in restricting advertising

  . Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

  .  Whether restrictions on marketing to youth extend to foreign countries

  Cease production of tobacco-related products or avoid selling products to tobacco companies:

  .  The percentage of the company's business affected

  . The economic loss of eliminating the business versus any potential tobacco-related liabilities.

  Spinoff tobacco-related businesses:

  .  The percentage of the company's business affected

  .  The feasibility of a spinoff

  .  Potential future liabilities related to the company's tobacco business.

  Stronger product warnings:

   Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

  Investment in tobacco stocks:

   Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge

   Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

  .  Whether there are publicly available environmental impact reports;

  . Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

  .  The current status of legislation regarding drilling in ANWR.

CERES Principles

   Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

  . The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

  . The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

  . Environmentally conscious practices of peer companies, including endorsement of CERES

  .  Costs of membership and implementation.


Environmental Reports

   Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

   Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

  .  The company's level of disclosure lags that of its competitors, or

  . The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling

   Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

  .  The nature of the company's business and the percentage affected

  .  The extent that peer companies are recycling

  .  The timetable prescribed by the proposal

  .  The costs and methods of implementation

  . Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

   Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

  .  The nature of the company's business and the percentage affected

  . The extent that peer companies are switching from fossil fuels to cleaner sources

  .  The timetable and specific action prescribed by the proposal

  .  The costs of implementation

  .  The company's initiatives to address climate change

   Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

Link Executive Compensation to Social Performance

   Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

  .  The relevance of the issue to be linked to pay

  . The degree that social performance is already included in the company's pay structure and disclosed

  .  The degree that social performance is used by peer companies in setting pay

  . Violations or complaints filed against the company relating to the particular social performance measure

  . Artificial limits sought by the proposal, such as freezing or capping executive pay

  .  Independence of the compensation committee

  .  Current company pay levels.

Charitable/Political Contributions

   Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  . The company is in compliance with laws governing corporate political activities, and

  . The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

   Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

   Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

   Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

   Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

China Principles

   Vote AGAINST proposals to implement the China Principles unless:

  . There are serious controversies surrounding the company's China operations, and

  . The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports

   Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

  .  The nature and amount of company business in that country

  .  The company's workplace code of conduct

  .  Proprietary and confidential information involved

  .  Company compliance with U.S. regulations on investing in the country

  .  Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

   Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

  . The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

  .  Agreements with foreign suppliers to meet certain workplace standards

  .  Whether company and vendor facilities are monitored and how

  .  Company participation in fair labor organizations

  .  Type of business

  .  Proportion of business conducted overseas

  .  Countries of operation with known human rights abuses

  . Whether the company has been recently involved in significant labor and human rights controversies or violations

  .  Peer company standards and practices

  .  Union presence in company's international factories

   Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

  . The company does not operate in countries with significant human rights violations

  .  The company has no recent human rights controversies or violations, or

  . The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

   Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

  .  Company compliance with or violations of the Fair Employment Act of 1989

  . Company antidiscrimination policies that already exceed the legal requirements

  .  The cost and feasibility of adopting all nine principles

  . The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

  .  The potential for charges of reverse discrimination

  . The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

  .  The level of the company's investment in Northern Ireland

  .  The number of company employees in Northern Ireland

  .  The degree that industry peers have adopted the MacBride Principles

  . Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

Foreign Military Sales/Offsets

   Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

   Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

  .  Whether the company has in the past manufactured landmine components

  .  Whether the company's peers have renounced future production

   Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

  .  What weapons classifications the proponent views as cluster bombs

  . Whether the company currently or in the past has manufactured cluster bombs or their components

  .  The percentage of revenue derived from cluster bomb manufacture

  .  Whether the company's peers have renounced future production

Nuclear Weapons

   Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Spaced-Based Weaponization

   Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

  .  The information is already publicly available or

  .  The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

Board Diversity

   Generally vote FOR reports on the company's efforts to diversify the board, unless:

  . The board composition is reasonably inclusive in relation to companies of similar size and business or

  . The board already reports on its nominating procedures and diversity initiatives.

   Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

  .  The degree of board diversity

  .  Comparison with peer companies

  .  Established process for improving board diversity

  .  Existence of independent nominating committee

  .  Use of outside search firm

  .  History of EEO violations.

Equal Employment Opportunity (EEO)

   Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

  .  The company has well-documented equal opportunity programs

  . The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

  .  The company has no recent EEO-related violations or litigation.

   Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

   Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

  .  The composition of senior management and the board is fairly inclusive

  . The company has well-documented programs addressing diversity initiatives and leadership development

  . The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

  . The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

   Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

  . Whether the company's EEO policy is already in compliance with federal, state and local laws

  . Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

  .  The industry norm for including sexual orientation in EEO statements

  . Existing policies in place to prevent workplace discrimination based on sexual orientation

   Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10.  Mutual Fund Proxies

Election of Directors

   Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

  .  Board structure

  .  Director independence and qualifications

  .  Attendance at board and committee meetings.

   Votes should be withheld from directors who:

  . Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

  . Ignore a shareholder proposal that is approved by a majority of shares outstanding

  . Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

  .  Are interested directors and sit on the audit or nominating committee, or

  . Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Convert Closed-end Fund to Open-end Fund

   Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

  .  Past performance as a closed-end fund

  .  Market in which the fund invests

  .  Measures taken by the board to address the discount

  .  Past shareholder activism, board activity

  .  Votes on related proposals.

Proxy Contests

   Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

  .  Past performance relative to its peers

  .  Market in which fund invests

  .  Measures taken by the board to address the issues

  .  Past shareholder activism, board activity, and votes on related proposals

  .  Strategy of the incumbents versus the dissidents

  .  Independence of directors

  .  Experience and skills of director candidates

  .  Governance profile of the company

  .  Evidence of management entrenchment

Investment Advisory Agreements

   Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

  .  Proposed and current fee schedules

  .  Fund category/investment objective

  .  Performance benchmarks

  .  Share price performance compared to peers

  .  Resulting fees relative to peers

  .  Assignments (where the advisor undergoes a change of control).

Approve New Classes or Series of Shares

   Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

   Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

  .  Stated specific financing purpose

  .  Possible dilution for common shares

  .  Whether the shares can be used for antitakeover purposes.

1940 Act Policies

   Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

  .  Potential competitiveness

  .  Regulatory developments

  .  Current and potential returns

  .  Current and potential risk.

   Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Change Fundamental Restriction to Nonfundamental Restriction

   Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

  .  The fund's target investments

  .  The reasons given by the fund for the change

  .  The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

   Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

Name Change Proposals

   Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

  .  Political/economic changes in the target market

  .  Consolidation in the target market

  .  Current asset composition

Change in Fund's Subclassification

   Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

  .  Potential competitiveness

  .  Current and potential returns

  .  Risk of concentration

  .  Consolidation in target industry

Disposition of Assets/Termination/Liquidation

   Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

  .  Strategies employed to salvage the company

  .  The fund's past performance

  .  Terms of the liquidation.

Changes to the Charter Document

   Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

  .  The degree of change implied by the proposal

  .  The efficiencies that could result

  .  The state of incorporation

  .  Regulatory standards and implications.

   Vote AGAINST any of the following changes:

  . Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

  . Removal of shareholder approval requirement for amendments to the new declaration of trust

  . Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

  . Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

  . Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

  . Removal of shareholder approval requirement to change the domicile of the fund

Change the Fund's Domicile

   Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

  .  Regulations of both states

  .  Required fundamental policies of both states

  .  Increased flexibility available.

Authorize the Board to Hire and Terminate Subadvisors Without Shareholder
Approval

   Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

   Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

  .  Fees charged to comparably sized funds with similar objectives

  .  The proposed distributor's reputation and past performance

  .  The competitiveness of the fund in the industry

  .  Terms of the agreement.

Master-Feeder Structure

   Vote FOR the establishment of a master-feeder structure.

Mergers

   Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

  .  Resulting fee structure

  .  Performance of both funds

  .  Continuity of management personnel

  .  Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirement

   Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Proxy Solicitation Expenses

   Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate Investment Advisor

   Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

  .  Performance of the fund's NAV

  .  The fund's history of shareholder relations

  .  The performance of other funds under the advisor's management.

                      INSTITUTIONAL SHAREHOLDER SERVICES

                 POLICIES, PROCEDURES AND PRACTICES REGARDING
                        POTENTIAL CONFLICTS OF INTEREST

   Although ISS's proxy research covers more than 22,000 companies across 80 markets worldwide, it is rare that we encounter potential conflicts of interest that would preclude us from making a vote recommendation. By applying our voting policies consistently across proxy proposals and by issuing vote recommendations strictly according to policy, potential conflicts of interests are minimized.

   Additionally, we believe that shareholders benefit when issuers use ISS products and services to craft proposals that are consistent with ISS's policies, but we are also aware of the potential conflicts of interest that exist between ISS's proxy advisory service, which provides proxy analyses and vote recommendations to institutional investors, and ISS's corporate services, which provides issuers with information on ISS voting policies.

   To neutralize potential conflicts, ISS has adopted a number of policies and practices to guard against any possible conflicts of interest that could arise:

      Regulatory Oversight--ISS is a Registered Investment Advisor and is subject to the regulatory oversight of the Securities and Exchange Commission under the Investment Advisers Act of 1940. Commission staff has performed audits of ISS, including ISS's policies and procedures with respect to potential conflicts.

      Board Policy--The ISS Board of Directors resolved that the development and application of ISS's proxy voting policies, including without limitation the establishment of voting standards and policies and the making of vote recommendations, is and shall remain solely the responsibility of ISS's management and employees who shall at all times act in accordance with the standards set forth in ISS's Code of Conduct.

      Ownership--ISS will recuse itself from making a vote recommendation in rare cases when an ISS ownership party is the sponsor of a shareholder proposal. When possible, ISS will attempt to engage a qualified third party to perform the proxy analysis and issue an independent recommendation to ISS clients.

      Transparency of Voting Policies--ISS makes its proxy voting policies readily available to issuers and investors. The ISS Proxy Voting Manual, which describes all of ISS's policies and the analytical framework for making vote decisions on every major issue, is available to subscribing institutions and corporations.

      Full Disclosure--Sunlight is the best disinfectant. Therefore, each ISS corporate advisory relationship with an issuer is disclosed to all ISS institutional subscribers who receive a relevant proxy analysis. ISS policy requires every ISS proxy analysis to carry a disclosure statement if any goods or services were sold to the issuer (or were purchased on its behalf by any of the company's agents) within the past 12 months. This legend is added to the research document via a software program just prior to the delivery of the document. As such, the existence of the advisory arrangements is not revealed to the research analysts as they prepare vote recommendations for the meeting. This process insures that the analyst's objectivity won't be compromised. Upon request of a client, ISS will provide all of the details concerning the specific goods and services sold to the issuer, including the price.

      Separate Staffs/Physical Separation--ISS maintains separate staffs for its corporate advisory and proxy analysis operations. The Domestic Research department prepares proxy analyses and vote recommendations. The Corporate Programs department analyzes draft proxies and provides issuers with insights regarding how investors may react to the proposal. These two departments are staffed and managed by different groups of individuals. To avoid accidental discovery of a corporate client, Corporate Programs uses segregated office equipment and information databases.

      No Guarantees--Issuers purchasing corporate advisory services or access to a web-based product sign an agreement that acknowledges that utilization of such services in no way guarantees a positive vote recommendation from ISS's Proxy Advisory Service. (In fact, approximately 25 percent of all issuers who use ISS's services subsequently submit proposals that receive a negative recommendation from ISS's Proxy Advisory Service, a sure indicator that there is no quid pro quo.)

      Blackout Period--Corporate Programs staff will only work with issuers or their representatives when no "live" voting issue is pending. Inquiries from issuers or their advisers that are received while ISS is actively preparing a proxy analysis are routed to the Domestic Research department. This "blackout period" runs from immediately after definitive proxy materials are filed with the SEC through the date of the shareholders' meeting.

      No Backroom Deals--ISS requires issuers to provide written documentation--signed by an executive level manager--before it will incorporate any previously undisclosed information or data into a proxy analysis. These executed documents are referenced or reproduced in the proxy analysis and are available to clients upon request.

   We manage all aspects of our business with the highest level of integrity and take extraordinary care to ensure that complete objectivity is maintained within our research and advisory operations.

                         CAMDEN ASSET MANAGEMENT, L.P.

                SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

   Camden Asset Management, L.P. ("Camden") has adopted policies and procedures with respect to the voting of proxies relating to securities held in client accounts for which it has voting authority. Camden believes that its policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients.

   A Proxy Administrator, appointed by Camden, is responsible for administering and overseeing the proxy voting process. The Proxy Administrator also will engage and oversee any third-party vendor to review, monitor and/or vote proxies. Camden has engaged a third-party vendor (the "Proxy Voting Service") as its voting delegate to (1) research and make voting determinations in accordance with written proxy voting guidelines (the "Guidelines"); (2) vote and submit proxies in a timely manner; (3) handle other administrative functions of proxy voting; (4) maintain records of proxy statements and records of votes cast; and (5) provide recommendations with respect to proxy voting matters in general. Notwithstanding the foregoing, Camden retains final authority and fiduciary responsibility for proxy voting. In all circumstances, Camden will comply with specific, written client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from Camden's policies and procedures.

   The Proxy Voting Service will vote proxies in accordance with the Guidelines which are in effect from time to time and which have been reviewed by Camden, or as the Proxy Voting Service recommends. Camden believes that this process is reasonably designed to address material conflicts of interest that may arise between Camden and a client as to how proxies are voted. In the unusual circumstance that (1) an investment professional at Camden believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the Guidelines or with the Proxy Voting Service's recommendations, or (2) the Guidelines do not address how a proxy should be voted and the Proxy Voting Service refrains from making a recommendation as to how such proxy should be voted, the relevant portfolio manager and the Proxy Administrator will review the proxy and assess the extent to which there may be a material conflict of interest between Camden and the client or clients.

   In the event that the portfolio manager and Proxy Administrator determine that the voting of the proxy presents a material conflict of interest between Camden and the client or clients, Camden shall: (i) in cases where the Proxy Voting Service had made a recommendation, take no further action, in which case the proxy shall be voted in accordance with the Guidelines or as the Proxy Voting Service recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

   Clients may obtain information regarding how Camden voted their securities, or request a copy of Camden's proxy voting policies and procedures, by contacting Camden at (310) 785-9755.